EXHIBIT 10.2

                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement, dated as of August 1, 2007 (this "Agreement"), is entered into between Countrywide Commercial Real Estate Finance, Inc. (the "Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily, commercial and manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Schedule II. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2007 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, KeyCorp Real Estate Capital Markets, Inc. as master servicer no. 1 (in such capacity, "Master Servicer No. 1" and, also a "Master Servicer"), Wells Fargo Bank, National Association as master servicer no. 2 ("Master Servicer No. 2" and, also a "Master Servicer"), Midland Loan Services, Inc. as special servicer (in such capacity, the "Special Servicer") and LaSalle Bank National Association as trustee (in such capacity, the "Trustee") and custodian (in such capacity, the "Custodian"). Capitalized terms used but not defined herein (including the schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

            The Purchaser has entered into an Underwriting Agreement, dated as of August 17, 2007 (the "Underwriting Agreement"), with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") for itself and as representative of Countrywide Securities Corporation ("Countrywide Securities"), KeyBanc Capital Markets Inc. ("KBCM"), Banc of America Securities LLC ("Banc of America Securities"), Bear, Stearns & Co. Inc. ("BSCI", Merrill Lynch, Countrywide Securities, KBCM, Banc of America Securities and BSCI, collectively, in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended. The Purchaser has also entered into a Certificate Purchase Agreement, dated as of August 17, 2007 (the "Certificate Purchase Agreement"), with Merrill Lynch for itself and as representative of Countrywide Securities and KBCM (collectively, in such capacity, the "Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule; provided however, with respect to the Mortgage Loan identified on the Mortgage Loan Schedule as Georgia-Alabama Retail Portfolio, the related insurance premium reserve with a Cut-off Date balance of $224,090 (the "Insurance Premium Reserve") shall not be transferred hereunder and the Insurance Premium Reserve account (i) shall not be additional collateral for the related Mortgage Loan and (ii) shall, to the extent not used to cover insurance premiums, be returned to the Seller as provided in the related Mortgage Loan Documents. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $1,136,902,105 (the "Countrywide Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The Countrywide Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off Date (after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-off Date Pool Balance") of $2,435,364,704 (subject to a variance of plus or minus 5%).

            The purchase and sale of the Mortgage Loans shall take place on August 28, 2007 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Purchase Consideration") for the Mortgage Loans shall be equal to (i) 97.94600080106260% of the Seller Mortgage Loan Balance as of the Cut off Date, plus (ii) $5,252,212, which amount represents the amount of interest accrued on the Seller Mortgage Loan Balance, as agreed to by the Seller and the Purchaser.

            The Purchase Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans. (a) Effective as of the Closing Date, subject only to the Seller's receipt of the Purchase Consideration and the satisfaction or waiver of the conditions to closing set forth in Section 5 of this Agreement (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Purchase Consideration), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, sub-servicing agreements permitted thereunder and the Servicing Rights Purchase Agreement (as defined in Section 6(a)(iii) hereof)), together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

            (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

            (c) The Seller hereby represents and warrants that it has or will have, on behalf of the Purchaser, delivered to the Custodian (i) on or before the Closing Date, the documents and instruments specified below with respect to each Mortgage Loan that are Specially Designated Mortgage Loan Documents and
(ii) on or before the date that is 30 days after the Closing Date, the remaining documents and instruments specified below that are not Specially Designated Mortgage Loan Documents with respect to each Mortgage Loan (the documents and instruments specified below and referred to in clauses (i) and (ii) preceding, collectively, a "Mortgage File"). All Mortgage Files so delivered will be held by the Custodian in escrow for the benefit of the Seller at all times prior to the Closing Date. The Mortgage File with respect to each Mortgage Loan that is a Trust Mortgage Loan shall contain the following documents:

            (i) (A) the original executed Mortgage Note for the subject Mortgage Loan, including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-8, Commercial Mortgage Pass-Through Certificates, Series 2007-8, or in blank, and (B) in the case of a Loan Combination, a copy of the executed Mortgage Note for each related Non-Trust Loan;

            (ii) an original or copy of the Mortgage, together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iv) an original executed assignment, in recordable form (except for completion of the assignee's name and address (if the assignment is delivered in blank) and any missing recording information or a certified copy of that assignment as sent for recording), of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage) and (c) any other recorded document relating to the subject Mortgage Loan otherwise included in the Mortgage File, in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-8, Commercial Mortgage Pass-Through Certificates, Series 2007-8;

            (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause
      (iv) above) in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-8, Commercial Mortgage Pass-Through Certificates, Series 2007-8;

            (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed;

            (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

            (viii) any filed copies or other evidence of filing of any prior UCC Financing Statements in favor of the originator of the subject Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, a UCC Financing Statement assignment, in form suitable for filing in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-8, Commercial Mortgage Pass-Through Certificates, Series 2007-8, as assignee;

            (ix) an original or a copy of any Ground Lease, guaranty or ground lessor estoppel;

            (x) an original or a copy of any intercreditor agreement relating to permitted debt of the Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

            (xi) an original or a copy of any loan agreement, any escrow or reserve agreement, any security agreement, any management agreement, any agreed upon procedures letter, any lockbox or cash management agreements, any environmental reports or any letter of credit (which letter of credit shall not be delivered in original form to the Trustee, but rather to the applicable Master Servicer), in each case relating to the subject Mortgage Loan; and

            (xii) with respect to a Mortgage Loan secured by a hospitality property, a signed copy of any franchise agreement and/or franchisor comfort letter.

            (xiii) with respect to the Georgia-Alabama Retail Portfolio Trust Mortgage Loan shall contain the following documents: (i) the original executed Mortgage Note for such Mortgage Loan including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such Mortgage Notes attached thereto, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-8, Commercial Mortgage Pass-Through Certificates, Series 2007-8, or in blank; (ii) an executed copy of the Georgia-Alabama Retail Portfolio Intercreditor Agreements; (iii) an executed copy of the ML-CFC 2007-7 Pooling and Servicing Agreement; and (iv) a copy of the other documents listed in the definition of Mortgage File.

      The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

            (d) The Seller shall retain an Independent third party (the "Recording/Filing Agent") that shall, as to each Mortgage Loan, promptly (and in any event within 180 days following the later of the Closing Date and the delivery of each Mortgage, Assignment of Leases, recordable document and UCC Financing Statement to the Custodian) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, each assignment of Mortgage, assignment of Assignment of Leases and any other recordable documents relating to each such Mortgage Loan in favor of the Custodian that is referred to in clause (iv) of the definition of "Mortgage File" and each UCC Financing Statement assignment in favor of the Custodian that is referred to in clause (viii) of the definition of "Mortgage File." Each such assignment and UCC Financing Statement assignment shall reflect that the recorded original should be returned by the public recording office to the Custodian following recording, and each such assignment and UCC Financing Statement assignment shall reflect that the file copy thereof should be returned to the Custodian following filing; provided, that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Custodian (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

            The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's request and the fees of the Recording/Filing Agent.

            (e) All such other relevant documents and records that (a) relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loans by the applicable Master Servicer (which, for purposes of this Agreement, shall be Wells Fargo Bank, National Association with respect to all of the Mortgage Loans excluding the Georgia-Alabama Retail Portfolio Trust Mortgage Loan, and in the case of the Georgia-Alabama Trust Mortgage Loan, shall be Wachovia Bank, National Association) in connection with its duties under the Pooling and Servicing Agreement, and (c) are in the possession or under the control of the Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the Mortgage Loans, shall be delivered or caused to be delivered by the Seller to the applicable Master Servicer (or, at the direction of such Master Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, legal or other due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

            The Seller agrees to use reasonable efforts to deliver to the Custodian, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Custodian or any other person because the delivery of the mortgage loan checklist is being provided to the Custodian solely for its administrative convenience.

            (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

            (g) On or before the Closing Date, the Seller shall provide to the applicable Master Servicer, the initial data (as of the Cut-off Date or the most recent earlier date for which such data is available) contemplated by the CMSA Loan Setup File, the CMSA Loan Periodic Update File, the CMSA Operating Statement Analysis Report and the CMSA Property File.

            SECTION 3. Representations, Warranties and Covenants of Seller. (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of California and the Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, all requisite action by the Seller's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Purchaser) this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's certificate of incorporation or bylaws,
      (B) violate any law or regulation or any administrative decree or order to which it is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for the Seller to perform its duties and obligations under this Agreement, or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

            (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

            (v) The Seller is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

            (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

            (vii) None of the sale of the Mortgage Loans by the Seller, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this Agreement or materially impair the ability of the Purchaser to realize on the Mortgage Loans.

            (viii) There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the validity of this Agreement or the performance by the Seller of its obligations under this Agreement.

            (ix) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

            (x) The prospectus supplement dated August 17, 2007 (the "Prospectus Supplement"), which supplements the base prospectus dated May 10, 2007 (the "Prospectus"), contains all the information that is required to be provided in respect of the Seller (that arise from its role as "sponsor" (within the meaning of Regulation AB)), the Mortgage Loans, the related Mortgagors and the related Mortgaged Properties pursuant to Regulation AB. For purpose of this Agreement, "Regulation AB" shall mean Subpart 229.1100
      - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506-1,631 (Jan. 7,
      2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            (b) The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date (unless a different date is specified therein), with respect to (and solely with respect
to) each Mortgage Loan, subject, however, to the exceptions set forth on Annex A to Schedule I of this Agreement.

            (c) If the Seller discovers or receives written notice of a Document Defect or a Breach relating to a Mortgage Loan pursuant to Section 2.03(a) of the Pooling and Servicing Agreement, then the Seller shall, not later than 90 days from such discovery or receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach, provided the Seller receives such notice in a timely manner), if such Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions due solely to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan (which, for the purposes of this clause (i), shall include an REO Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) not later than the end of such 90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan (which, for purposes of this clause (ii), shall include an REO Loan) not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the applicable Master Servicer for deposit into its Collection Account any Substitution Shortfall Amount in connection therewith; provided, however, that, unless the Document Defect or Breach would cause the Mortgage Loan not to be a Qualified Mortgage, if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan (which, for purposes of such repurchase or substitution, shall include an REO Loan)); and provided, further, that with respect to such additional 90-day period, the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason(s) such Document Defect or Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period.

            A Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) as to a Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans (each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan Group"), which Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Loan Group (without regard to this paragraph) and is not cured as provided for above, shall be deemed to constitute a Document Defect or Breach, as the case may be, as to each other Crossed Loan in the subject Crossed Loan Group for purposes of this paragraph and the Seller shall be required to repurchase or substitute all such Crossed Loans unless (1) the weighted average debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such repurchase or substitution is not less than the weighted average debt service coverage ratio for all such Crossed Loans, including the affected Crossed Loan, for the four calendar quarters immediately preceding such repurchase or substitution, and (2) the weighted average loan to-value ratio for the remaining Crossed Loans, determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the Seller shall not be greater than the weighted average loan-to-value ratio for all such Crossed Loans, including the affected Crossed Loan determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the Seller; provided, that if such debt service coverage and loan-to-value criteria are satisfied, any other Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or Breach), shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or Breach) is held in the Trust Fund; and provided, further, that the repurchase or replacement of less than all such Crossed Loans and the release of any Crossed Loan from a cross-collateralization and cross-default provision shall be further subject to (i) the delivery by the Seller to the Trustee, at the expense of the Seller, of an Opinion of Counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions and (ii) the consent of the Controlling Class Representative (if one is then acting), which consent shall not be unreasonably withheld or delayed. In the event that one or more of such other Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document Defect or Breach exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Loan Group. All documentation relating to the termination of the cross-collateralization provisions of a Crossed Loan being repurchased shall be prepared at the expense of the Seller and, where required, with the consent of the related Mortgagor. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach known to the Seller that existed as of the Closing Date, the Seller shall provide, once every 90 days, the officer's certificate to the Trustee described above as to the reason(s) such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this
Section 3(c), if such Document Defect or Breach shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the Certificates therein (subject to the second and third provisos in the sole sentence of the preceding paragraph), the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document Defect or Breach to be cured or repurchase or substitute for the affected Mortgage Loan (for the avoidance of doubt, the foregoing two-year period shall not be deemed to be a time limitation on the Seller's right to cure a Document Defect as set forth in this Section 3). The delivery of a commitment to issue a policy of lender's title insurance as described in representation 8 set forth on Schedule I hereto in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Custodian not later than the 180th day following the Closing Date.

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in this
Section 3(c) while the Trustee continues to hold any other Crossed Loans in such Crossed Loan Group, the Seller and the Purchaser shall not enforce any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loan(s), so long as such exercise does not materially impair the ability of the other party to exercise its remedies against the Primary Collateral securing the Crossed Loan(s) held thereby.

            If the exercise by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other mutually agreed upon accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or, if the related Mortgage Loan documents do not so provide, then on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan is modified to terminate the related cross-collateralization and/or cross-default provisions, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event.

            For purposes hereof, "Primary Collateral" shall mean the Mortgaged Property directly securing a Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization provisions of such Mortgage Loans.

            Notwithstanding any of the foregoing provisions of this Section 3(c), if there is a Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or substitute the Mortgage Loan if (i) the affected Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged Property(ies) are, in fact, released) and to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the Special Servicer, the Trustee, the Custodian or the Trust Fund in connection with such release, (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions and (iii) each Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, downgraded or withdrawn.

            The foregoing provisions of this Section 3(c) notwithstanding, the Purchaser's sole remedy (subject to the last sentence of this paragraph) for a breach of representation 30 set forth on Schedule I hereto shall be the cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses (without regard to whether such costs and expenses are material or not) specified in such representation that have not, at the time of such cure, been received by the applicable Master Servicer or the Special Servicer from the related Mortgagor and not a repurchase or substitution of the related Mortgage Loan. Following the Seller's remittance of funds in payment of such costs and expenses, the Seller shall be deemed to have cured the breach of representation 30 in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the cure payment made by the Seller shall be returned to the Seller. Notwithstanding the prior provisions of this paragraph, the Seller, acting in its sole discretion, may effect a repurchase or substitution (in accordance with the provisions of this Section 3(c) setting forth the manner in which a Mortgage Loan may be repurchased or substituted) of a Mortgage Loan, as to which representation 30 set forth on Schedule I has been breached, in lieu of paying the costs and expenses that were the subject of the breach of representation 30 set forth on Schedule I.

            (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) or Substitution Shortfall Amount(s), as applicable, in the applicable Master Servicer's Collection Account, and, if applicable, the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the applicable Master Servicer, respectively, (i) the Trustee shall be required to execute and deliver such endorsements and assignments as are provided to it by the applicable Master Servicer or the Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the applicable Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the applicable Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loan(s).

            At the time a substitution is made, the Seller shall deliver the related Mortgage File to the Custodian and certify that the substitute Mortgage Loan is a Qualified Substitute Mortgage Loan.

            No substitution of a Qualified Substitute Mortgage Loan or Qualified Substitute Mortgage Loans may be made in any calendar month after the Determination Date for such month. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan after the related date of substitution shall be part of REMIC I, as applicable. No substitution of a Qualified Substitute Mortgage Loan for a deleted Mortgage Loan shall be permitted under this Agreement if, after such substitution, the aggregate of the Stated Principal Balances of all Qualified Substitute Mortgage Loans which have been substituted for deleted Mortgage Loans exceeds 10% of the aggregate Cut-off Date Balance of all the Mortgage Loans and the Other Mortgage Loans. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund or REMIC.

            (e) This Section 3 provides the sole remedies available to the Purchaser, the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to this Section 3.

            SECTION 4. Representations, Warranties and Covenants of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents, warrants and covenants for the benefit of the Seller as of the date hereof that:

            (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

            (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's articles of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for the Purchaser to perform its duties and obligations under this Agreement or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

            (d) The Purchaser is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

            (e) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (f) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase Consideration.

            (g) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

            (h) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP on the Closing Date. The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

            (b) All documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c) The Seller shall have delivered and released to the Custodian and the applicable Master Servicer, respectively, all documents represented to have been or required to be delivered to the Custodian and the applicable Master Servicer pursuant to Section 2 of this Agreement;

            (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date;

            (f) One or more letters from the independent accounting firm of Ernst & Young LLP, in form satisfactory to the Purchaser and relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus and Prospectus Supplement, respectively, shall have been delivered; and

            (g) The Seller shall have executed and delivered concurrently herewith that certain Indemnification Agreement, dated as of August 17, 2007, among the Seller, Merrill Lynch Mortgage Lending, Inc., KeyBank National Association, the Purchaser, the Underwriters and the Initial Purchasers. Both parties agree to use their best reasonable efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

            (a) (i) This Agreement duly executed by the Purchaser and the Seller, (ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the agreement(s) pursuant to which the servicing rights with respect to the Mortgage Loans are being sold to the applicable Master Servicer (such agreement(s), individually or collectively, as the case may be, "Servicing Rights Purchase Agreement");

            (b) An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d) Each of: (i) the resolutions of the Seller's board of directors or a committee thereof authorizing the Seller's entering into the transactions contemplated by this Agreement, (ii) the certificate of incorporation and bylaws of the Seller, and (iii) an original or a copy of a certificate of good standing of the Seller issued by the State of California not earlier than 30 days prior to the Closing Date;

            (e) A written opinion of counsel for the Seller relating to organizational and enforceability matters (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Custodian, the Underwriters, the Initial Purchasers and each of the Rating Agencies, together with such other written opinions, including as to insolvency matters, as may be required by the Rating Agencies; and

            (f) Such further certificates, opinions and documents as the Purchaser may reasonably request prior to the Closing Date.

            SECTION 7. Costs. Whether or not this Agreement is terminated, both the Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in connection with the transactions contemplated herein as set forth in the closing statement prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date, and in the memorandum of understanding to which the Seller and the Purchaser (or an affiliate thereof) are parties with respect to the transactions contemplated by this Agreement.

            SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 of this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the UCC of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 of this Agreement shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the Pooling and Servicing Agreement to offset Prepayment Interest Shortfalls), from time to time held or invested in the applicable Master Servicer's Collection Account, the Distribution Account or, if established, the REO Account whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by
Section 1 of this Agreement shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the UCC of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. The Seller does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the Seller.

            SECTION 9. Notice of Exchange Act Reportable Events. The Seller hereby agrees to deliver to the Purchaser any disclosure information relating to any event, specifically relating to the Seller, reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form) insofar as such disclosure is required under Item 1117 or 1119 of Regulation AB or Item 1.03 to Form 8-K. The Seller shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically relating to the Seller, described under Item 1117 or 1119 of Regulation AB or
Item 1.03 to Form 8-K to the Purchaser as soon as reasonably practicable after the Seller becomes aware of such event and in no event more than (2) business days following the occurrence of such event if such event is reportable under
Item 1.03 to Form 8-K. The obligation of the Seller to provide the above referenced disclosure materials in any fiscal year of the Trust will terminate upon the Trustee's filing a Form 15 with respect to the Trust as to that fiscal year in accordance with Section 8.16 of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934, as amended (the "1934 Act") have otherwise automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section 9 will be used in the preparation of reports meeting the reporting requirements of the Trust under Section 13(a) and/or Section 15(d) of the 1934 Act.

            SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent either by certified mail (return receipt requested) or by courier service (proof of delivery requested) to the intended recipient at the "Address for Notices" specified for such party on Exhibit A hereto, or as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when received, in each case given or addressed as aforesaid.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 14. GOVERNING LAW; WAIVER OF TRIAL BY JURY. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            SECTION 15. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 16. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 17. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters (as intended third party beneficiaries hereof), the Initial Purchasers (also as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable by the Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 18. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

            SECTION 19. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and the Certificate Purchase Agreement.

            SECTION 20. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto) is made with respect to a Person's "knowledge," such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

            SECTION 21. Cross-Collateralized Mortgage Loans. Each Crossed Loan Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans in a Crossed Loan Group shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in
Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 21. In addition, if there exists with respect to any Crossed Loan Group only one original of any document referred to in the definition of "Mortgage File" in this Agreement and covering all the Mortgage Loans in such Crossed Loan Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Crossed Loan Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan.

                           [SIGNATURE PAGES TO FOLLOW]

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       SELLER

                                       COUNTRYWIDE COMMERCIAL REAL ESTATE
                                          FINANCE, INC.


                                       By: /s/ Jerry Y. Hirschkorn
                                           -------------------------------------
                                           Name: Jerry Y. Hirschkorn
                                           Title: First Vice President


                                       PURCHASER

                                       MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                       By: /s/ David M. Rodgers
                                           -------------------------------------
                                           Name: David M. Rodgers
                                           Title: Executive Vice President,
                                                  Chief Officer in Charge
                                                  of Commercial Mortgage
                                                  Securitization

                                    EXHIBIT A

Seller:

Address for Notices:

Countrywide Commercial Real Estate Finance, Inc.
4500 Park Granada CH-143
Calabasas, California 91302
Attention: Marlyn Marincas

Purchaser:

Address for Notices:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
Four World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attention: David M. Rodgers
Telecopier No.: (212) 449-7684

with a copy to:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attn: Director of CMBS Securitization
Facsimile No.: 212-449-7684

and

Merrill Lynch Mortgage Investors, Inc.
Four World Financial Center, 12th Floor
250 Vesey Street
New York, New York 10080
Attention: General Counsel for Global
           Commercial Real Estate in the Office
           of the General Counsel
Telecopier No.: (212) 449-0265

                                   SCHEDULE I

                  Mortgage Loan Representations and Warranties

            For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal (and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

            1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of "Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Cut-off Dates for the Mortgage Loans.

            2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto and the rights of a holder of a related Non-Trust Loan pursuant to a Loan Combination Intercreditor Agreement). The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing Agreement. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

            3. Payment Record. No scheduled payment of principal and/or interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such Mortgage Loan in August 2007, without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent since the date of origination of any Mortgage Loan, without giving effect to any applicable grace period.

            4. Lien; Valid Assignment. Each Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a "marked-up" commitment binding upon the title insurer or escrow instructions binding on the title insurer and irrevocably obligating the title insurer to issue such title insurance policy); (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a "marked-up" commitment binding upon the title insurer or escrow instructions binding on the title insurer and irrevocably obligating the title insurer to issue such title insurance policy); (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Group; (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration; and (h) the rights of the holder of any Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs. The Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property, the Value of the Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

            5. Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein, except for Permitted Encumbrances and except for the holder of any related Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs, and except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee. The related Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession of the related Mortgaged Property to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default beyond applicable notice and grace periods. Except for the holder of the related Non Trust Loan with respect to any Mortgage Loan that is part of a Loan Combination, no person other than the related Mortgagor owns any interest in any payments due under the related leases on which the Mortgagor is the landlord, covered by the related Assignment of Leases.

            6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded in any manner, (b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Mortgagor has not been released from its obligations under such Mortgage, in whole or in material part. With respect to each Mortgage Loan, since the later of (a) the date on which each related Mortgage File for the related Mortgage Loan was delivered to Anthracite Capital, Inc. or its designee for review and (b) the closing date of such Mortgage Loan, the Seller has not executed any written instrument that (i) impaired, satisfied, canceled, subordinated or rescinded such Mortgage Loan,
(ii) waived, modified or altered any material term of such Mortgage Loan, (iii) released the Mortgaged Property or any material portion thereof from the lien of the related Mortgage, or (iv) released the related Mortgagor from its obligations under such Mortgage Loan in whole or material part. For avoidance of doubt, the preceding sentence does not relate to any release of escrows by the Seller or a servicer on its behalf.

            7. Condition of Property; Condemnation. In the case of each Mortgage Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. As of the date of origination of each Mortgage Loan and, to the Seller's knowledge based upon surveys and/or the title insurance policy referred to in representation 8 below, as of the date hereof,
(a) none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below or that do not materially and adversely affect the Value or current use of such Mortgaged Property and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below.

            8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy, a "marked up" commitment binding on the title insurer or escrow instructions binding on the title insurer irrevocably obligating the title insurer to issue such title insurance policy) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted Encumbrances, except that in the case of a Mortgage Loan as to which the related Mortgaged Property is made up of more than one parcel of property, each of which is secured by a separate Mortgage, such Mortgage (and therefore the related Title Policy) may be in an amount less than the original principal amount of the Mortgage Loan, but is not less than the allocated amount of subject parcel constituting a portion of the related Mortgaged Property. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) inures to the benefit of the Trustee as sole insured without the consent of or notice to the insurer. Such Title Policy contains no material exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

            9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts (pending the satisfaction of certain conditions relating to leasing, repair or other matters with respect to the related Mortgaged Property) documented as part of the Mortgage Loan documents and the rights to which are transferred to the Trustee) and there is no obligation for future advances with respect thereto.

            10. Mortgage Provisions. The Mortgage Loan documents for each Mortgage Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in representation 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, judicial or non-judicial foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located). None of the Mortgage Loan documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism.

            11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are or will become payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            12. Environmental Conditions. Except in the case of the Mortgaged Properties identified on Annex B hereto (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint), (a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan, (b) the report of each such assessment, update or screen, if any (an "Environmental Report"), is dated no earlier than (or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d) either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Mortgagor and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the Value of the related Mortgaged Property, (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation,
(E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Annex C hereto is covered by a secured creditor environmental insurance policy and each such policy is noncancellable during its term, is in the amount at least equal to 125% of the principal balance of the Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow and all premiums have been paid in full. Each Mortgagor represents and warrants in the related Mortgage Loan documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, out-of-pocket expenses and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan.

            13. Loan Document Status. Each Mortgage Note, Mortgage, and each other agreement executed by or on behalf of the related Mortgagor with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or one form of action law or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations underlying applicable securities laws, to the extent that such public policy considerations limit the enforceability of provisions that purport to provide indemnification from liabilities under applicable securities laws, and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

            14. Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V), and flood insurance was available, a flood insurance policy is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of: (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable federal flood insurance program. Each Mortgaged Property located in California or in seismic zones 3 and 4 is covered by seismic insurance to the extent such Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each Mortgaged Property located within Florida or within 25 miles of the coast of North Carolina, South Carolina, Georgia, Alabama, Mississippi, Louisiana or Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on such Mortgaged Property (less physical depreciation). All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without at least ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best Company of not less than "A-minus: V" (or the equivalent) and, if rated by Fitch, of not less than "A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in representation 18 below).

            Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

            15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16. Mortgagor Bankruptcy. No Mortgagor under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related Mortgagor at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

            18. Material Leasehold Estate. If any Mortgage Loan is secured by the interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then:

            (i) such Ground Lease or a memorandum thereof has been or will be promptly submitted for recordation; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such Ground Lease, the lessor thereunder has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

            (ii) the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances;

            (iii) upon foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

            (iv) such Ground Lease is in full force and effect, and, to the Seller's knowledge, no material default has occurred under such Ground Lease;

            (v) such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan; and such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

            (vi) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

            (vii) such Ground Lease either (i) has an original term which extends not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan, or (ii) has a term, if with extension options that are exercisable by the lender upon its taking possession of the Mortgagor's leasehold interest are exercised, would cause the term of such Ground Lease to extend not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan;

            (viii) such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Mortgagor, unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

            (ix) under the terms of such Ground Lease and the related Mortgage or related Mortgage Loan documents, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties) with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

            (x) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the related Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

            (xi) such Ground Lease provides that (i) it may not be amended, modified, cancelled or terminated without the prior written consent of the mortgagee under such Mortgage Loan, and (ii) any such action without such consent is not binding on such mortgagee, its successors or assigns.

            19. Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury Regulations
Section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances). Each Mortgage Loan is directly secured by an interest in real property (within the meaning of Treasury Regulations Section 1.856-3(c) and 1.856-3(d)), and either (1) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage Loan at the time the Mortgage Loan was (a) originated or modified (within the meaning of Treasury Regulations Section 1.860G-2(b)(1)) or (b) contributed to the Trust Fund, or (2) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect an interest in real property and such interest in real property was the only security for the Mortgage Loan at the time such Mortgage Loan was originated or modified. For purposes of the previous sentence, the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is in parity with the Mortgage Loan.

            20. Advancement of Funds. In the case of each Mortgage Loan, neither the Seller nor, to the Seller's knowledge, any prior holder of such Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than (a) amounts paid by the tenant as specifically provided under a related lease or by the property manager or (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses incurred in connection with the origination and funding of the Mortgage Loan), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) subject to available funds, a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

            22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Mortgagor under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

            23. Other Mortgage Liens. Except with respect to another Mortgage Loan (which will also be an asset of the Trust Fund) cross-collateralized with a Mortgage Loan, none of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any other mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except as indicated in the preceding sentence and except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The related Mortgage Loan documents require the Mortgagor under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

            24. No Mechanics' Liens. As of the date of origination, each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) was free and clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25. Compliance. Other than any default interest or late charges, each Mortgage Loan (other than ARD Loans after their respective Anticipated Repayment Dates) complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

            26. Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Mortgagor at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Mortgagor, the related lessee, franchise or operator was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

            27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective Mortgages recorded on the related Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

            28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and provided, further, that certain Crossed Groups or individual Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

            29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Section 2(a) (16) of the Investment Company Act. To the Seller's knowledge, the provisions of each such Mortgage Loan, if any, permitting defeasance are only for the purpose of facilitating the disposition of a Mortgaged Property and are not part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

            30. Defeasance and Assumption Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related Mortgagor is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including Rating Agency fees. If any Mortgage Loan permits assumptions, then the related Mortgage Loan documents provide that the related Mortgagor is responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

            31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate, late charge or prepayment premium.

            32. Inspection. The Seller or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve (12) months.

            33. No Material Default. To the Seller's knowledge, after due inquiry consistent with the inquiry a reasonably prudent commercial mortgage lender would conduct under similar circumstances, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

            34. Due-on-Sale. The Mortgage, Mortgage Note or loan agreement for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies or other publicly traded interests, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing direct or indirect members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors, transfers of worn-out or obsolete furniture, furnishings and equipment or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

            35. Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-off Date Balance of $10,000,000 or more was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that during the term of the Mortgage Loan it may only own and operate one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents generally further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates (other than co-obligors under the Mortgage Loan documents), and that it will not transact business with affiliates (except to the extent required by any cash management provisions of the related Mortgage Loan documents) except on an arm's-length basis.

            36. Whole Loan. Each Mortgage Loan is a whole loan (which term includes any Mortgage Loan that is part of a Loan Combination, but does not include any related Non-Trust Loan) and not a participation interest in a mortgage loan.

            37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

            38. ARD Loans. Each ARD Loan requires scheduled monthly payments of principal and/or interest. If any ARD Loan is not paid in full by its Anticipated Repayment Date, and assuming it is not otherwise in default, (i) the rate at which such ARD Loan accrues interest will increase by at least two (2) percentage points and (ii) the related Mortgagor is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the applicable servicer.

            39. Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording (or submitted to a title company for filing and/or recording pursuant to escrow instructions), in all places necessary to perfect (to the extent that the filing or recording of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid security interest in all items of personal property owned by the related Mortgagor which are material to the conduct in the ordinary course of the Mortgagor's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more UCC financing statements covering such personal property have been filed and/or recorded (or have been sent for filing or recording or submitted to a title company for filing or recording pursuant to escrow instructions) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a UCC financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and, subject to the limitations and exceptions set forth in representation 13 hereof, binding assignment thereof from the relevant assignor to the Trustee. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

            40. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

            41. Commencement of Amortization. Unless such Mortgage Loan provides for interest only payments prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date, each Mortgage Loan begins to amortize prior to its Stated Maturity Date.

            42. Servicing Rights. Except as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith which will remain in effect after the Closing Date.

            43. Recourse. The related Mortgage Loan documents contain provisions providing for recourse against the related Mortgagor, a principal or affiliate of such Mortgagor or an entity controlled by a principal or affiliate of such Mortgagor, for damages, liabilities, expenses or claims sustained in connection with the Mortgagor's fraud, material, intentional misrepresentation, material intentional physical waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation awards. The related Mortgage Loan documents contain provisions pursuant to which the related Mortgagor, a principal or affiliate of such Mortgagor or an entity controlled by a principal or affiliate of such Mortgagor, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws relating to hazardous material at the related Mortgaged Property.

            44. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that is not being assigned to the Purchaser.

            45. Fee Simple Interest. Unless such Mortgage Loan is secured in whole or in material part by a Ground Lease and is therefore the subject of representation 18, the interest of the related Mortgagor in the Mortgaged Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon, except for any portion of such Mortgaged Property that consists of a leasehold estate that is not a material ground lease, which ground lease is not the subject of representation 18.

            46. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the applicable Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

            47. Operating Statements. In the case of each Mortgage Loan, the related Mortgage or another Mortgage Loan document requires the related Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls (if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related Mortgagor, and with such other information as may be required therein.

            48. Grace Period. With respect to each Mortgage Loan, the related Mortgage, Mortgage Note or loan agreement provides a grace period for delinquent monthly payments no longer than fifteen (15) days from the applicable Due Date or five (5) days from notice to the related Mortgagor of the default.

            49. Disclosure to Environmental Insurer. If the Mortgaged Property securing any Mortgage Loan identified on Annex C as being covered by a secured creditor policy, then the Seller:

            (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; or

            (ii) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

            50. No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

            51. Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

            52. Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in effect on the date the Mortgage Loan was originated.

            53. Origination of the Mortgage Loans. The Seller originated all of the Mortgage Loans.

                             Annex A (to Schedule I)

                Exceptions to the Representations and Warranties

            Representation numbers referred to below relate to the corresponding Mortgage Loan representations and warranties set forth in Schedule I to the Mortgage Loan Purchase Agreement for Countrywide.

            Note: The Mortgage Loans known as [___] and [__], identified on Annex A-1 by ID #[__] and [__] have an Indemnity Deed of Trust structure. The related borrowers under such Mortgage Loans executed and delivered the related notes to the lender and are obligated to make payments thereunder. The related property owners for such Mortgage Loans have guaranteed all amounts payable by the borrowers under the related notes, which guaranties are secured by indemnity deeds of trust in favor of the lender. With respect to the above referenced Mortgage Loans, certain of the representations regarding the borrowers refer to the property owners of the related Mortgaged Property as well.

Annex A-1
   ID #     Mortgage Loan                  Exception
---------   ----------------------------   -------------------------------------

Exceptions to Representation 4:            Lien; Valid Assignment.

   53       Mody Portfolio                 The Mortgaged Property known as
                                           Arlington is subject to a purchase
                                           option held by the prior owner. If
                                           the purchase option is exercised, the
                                           borrower is required to obtain a
                                           partial release with payment of a
                                           release price equal to 120% of the
                                           allocated loan amount and a yield
                                           maintenance fee. All costs related to
                                           the partial release are a recourse
                                           obligation of the guarantor.

Exceptions to Representation 6:            Mortgage Status; Waivers and
                                           Modifications.

   7        Georgia-Alabama Retail
            Portfolio                      The Mortgage Loan documents have been
                                           modified to prevent the borrower from
                                           being able to defease the loan until
                                           two years after securitization. The
                                           Mortgage Loan documents were also
                                           modified to split the subordinate
                                           B-note.

   45       Chadron Avenue Apartments      The Mortgage Loan documents have been
                                           modified to correct an error in the
                                           yield maintenance premium definition.

   104      Sequoia Plaza Simi Valley      The Mortgage Loan documents have been
                                           modified to amend the debt service
                                           coverage ratio definition.

   195      Machesney Park                 The Mortgage Loan documents have been
                                           modified to correct an error in the
                                           yield maintenance premium definition.

   208      Northbrooke Business Park      The Mortgage Loan documents have been
                                           modified to prevent the borrower from
                                           being able to defease the loan until
                                           two years after securitization.

Exceptions to Representation 10:           Mortgage Provisions.

            Various All of the exceptions made to representation number 14 regarding terrorism insurance are incorporated herein by reference as if made herein.

Exception to Representation 12:            Environmental Conditions.

   7        Georgia-Alabama Retail
            Portfolio                      The Environmental Report for one of
                                           the Mortgaged Properties (Hall Creek
                                           Center) is dated earlier than twelve
                                           months prior to the date hereof.

Exceptions to Representation 14:           Insurance.

            Various With respect to various Countrywide Mortgage Loans, (i) for so long as the Terrorism Risk Insurance Act of 2002 ("TRIA") is in effect (including any extensions), the lender is required to accept terrorism insurance which covers against "covered acts" as defined by TRIA and
                                           (ii) the borrower is required to
                                           maintain terrorism insurance (a) to
                                           the extent such coverage is available
                                           at commercially reasonable rates,
                                           and/or (b) only that amount which may
                                           be purchased up to a specified
                                           premium amount. For a list of
                                           mortgage loans that have terrorism
                                           insurance premium caps, please see
                                           the attached Schedule A.

                                           In addition, in the event of a
                                           casualty where the borrower does not
                                           rebuild, the insurance policies
                                           generally provide that the proceeds
                                           will be reduced for depreciation.

   11       Haverly Park Apartments        The Mortgage Loan documents provide
                                           that the aggregate deductible per
                                           loss for all insurance policies is
                                           not to exceed $10,000. The borrower's
                                           property insurance policy has a
                                           deductible of $50,000.

                                           The borrower's primary liability
                                           insurance carrier (James River
                                           Insurance Company) is not rated by
                                           S&P and has a rating of A-:VII from
                                           A.M. Best.

   12       Skyline Village MHP            The borrower's property and general
                                           liability insurance carrier is rated
                                           BBB by S&P and A-:XI by A.M. Best.

   12       Skyline Village MHP
   100      HK Systems                     The Mortgage Loan documents require a
                                           six month extended period of
                                           indemnity endorsement for business
                                           interruption insurance. The lender
                                           has accepted the borrower's current
                                           policy, which has a 90 day extended
                                           period of indemnity with respect to
                                           business interruption coverage.

   20       The Lumberyard Shopping
            Center The borrower's umbrella insurance carrier is North River Insurance Co., which is rated BBB by S&P and A-:XIII by A.M. Best.

   31       Austell Wal-Mart               The Mortgage Loan documents provide
                                           that the aggregate deductible per
                                           loss for all insurance policies is
                                           not to exceed $10,000. The borrower's
                                           property insurance deductible is
                                           $15,000.

                                           The Mortgage Loan documents require
                                           general liability umbrella coverage
                                           but such requirement has been waived
                                           because the borrower's primary
                                           general liability coverage was deemed
                                           sufficient.

   34       Oakleigh Apartments
   87       Sevilla Apartments             The Mortgage Loan documents provide
                                           that the aggregate deductible per
                                           loss for all insurance policies is
                                           not to exceed $10,000. The borrower's
                                           property insurance deductible is
                                           $25,000.

   39       Gladstone WI, NC, MO           The Mortgage Loan documents provide
                                           that the aggregate deductible per
                                           loss for all insurance policies is
                                           not to exceed $25,000. The borrower's
                                           property insurance deductibles for
                                           the properties known as Raabe Co. and
                                           Workflow Mgmt. are $50,000 and
                                           $100,000, respectively.

   42       Stonebridge Apartments         The borrower does not have flood
                                           insurance in place. The Mortgage Loan
                                           documents provide that the borrower
                                           has 90 days from the date of closing
                                           to provide the lender with a "Letter
                                           of Map Revision" from FEMA for such
                                           portion of the property that is in a
                                           federally designated flood zone.

   55       Plaza Apartments               The Mortgage Loan documents require a
                                           six month extended period of
                                           indemnity endorsement for business
                                           interruption insurance. The lender
                                           has accepted the borrower's current
                                           policy, which has a 30 day extended
                                           period of indemnity with respect to
                                           business interruption coverage.

   66       Sterling MHP
   190      El Camba MHP                   The borrower was unable to insure the
                                           Mortgaged Property for 100% of the
                                           full insurance replacement cost of
                                           the improvements; the lender accepted
                                           the borrower's insurance policy,
                                           which insures the actual cash value
                                           of the buildings located at the
                                           Mortgaged Property. Any losses
                                           arising from the borrower's inability
                                           to insure the Mortgaged Property for
                                           100% of the full insurance
                                           replacement cost is a recourse
                                           obligation of the guarantor.

   70       Brooklyn Apartments            The borrower's current insurance
                                           provider does not meet the
                                           requirements for insurer ratings
                                           under the Mortgage Loan documents.
                                           The lender has required the
                                           borrower's "all risk" casualty
                                           insurance policy (i) to be reinsured
                                           by a reinsurance company acceptable
                                           to lender and (ii) to contain a
                                           cut-through endorsement in form and
                                           substance acceptable to lender. Any
                                           losses resulting from the inability
                                           of the borrower's insurance company
                                           (or reinsurance company, to the
                                           extent applicable) to pay in full any
                                           claim is a recourse obligation of the
                                           guarantor.

   79       Walgreens-Tarzana              The Mortgage Loan documents provide
                                           that the borrower's general liability
                                           insurance policy shall have no
                                           deductible. The lender accepted the
                                           borrower's general liability
                                           insurance policy, which has a $50,000
                                           deductible.

   96       Walgreens-Folsom               The Mortgage Loan documents provide
                                           that the aggregate deductible per
                                           loss for all insurance policies is
                                           not to exceed $10,000. The borrower's
                                           general liability insurance
                                           deductible is $50,000.

   102      1570 Oak Avenue
   199      1400 Edgewater Apartments      The Mortgage Loan documents require
                                           terrorism insurance coverage but the
                                           lender has waived such requirement.

   120      Ives Dairy Warehouse
   154      The Pointe at Epps Bridge
   181      Boca Raton Athletic Club       The borrower's current policy has an
                                           80% co-insurance clause for property
                                           coverage. The policy's limit exceeds
                                           the required amount by 25%.

   134      Canyon Plaza                   The borrower's current policy has a
                                           90% co-insurance clause for property
                                           coverage. The policy's limit exceeds
                                           the required amount by 25%.

   141      Walgreens-Long Beach           The Mortgage Loan documents provide
                                           that the aggregate deductible per
                                           loss for all insurance policies is
                                           not to exceed $10,000. The borrower's
                                           general liability insurance
                                           deductible is $50,000.

                                           The borrower is permitted to
                                           self-insure for property coverage. As
                                           long as the borrower meets the
                                           lender's self-insurance criteria, the
                                           borrower is not required to maintain
                                           business interruption/loss of rental
                                           value coverage for the property.

   149      FedEx Moline                   The Mortgage Loan documents provide
                                           that the aggregate deductible per
                                           loss for all insurance policies is
                                           not to exceed $10,000. The lender
                                           approved the tenant's insurance
                                           policy, which has a $2,500,000
                                           deductible for property insurance, a
                                           $500,000 deductible for flood
                                           coverage and a $250,000 deductible
                                           for general liability coverage.

                                           The Mortgage Loan documents also
                                           provide that the insurance policy
                                           covering the Mortgaged Property must
                                           be issued by a carrier that has a
                                           claims paying ability rating of not
                                           less than BBB by S&P or A:VIII by
                                           A.M. Best. One of the tenant's
                                           general liability insurance carriers
                                           (AXA Corporation Solutions) is rated
                                           B++ by S&P and the tenant's other
                                           general liability insurance carrier
                                           (Tiger International Insurance Ltd.)
                                           is not rated by S&P or A.M. Best.

   152      1544 Placentia Ave Apts        The Mortgaged Property has a probable
                                           maximum loss of 21%. The lender
                                           waived its requirement that the
                                           borrower carry earthquake insurance.

   156      Encino Retail
   180      Skyridge MHP
   195      Machesney Park
   205      Gateway Office Plaza
   210      1607 Greenfield Apartments     The Mortgage Loan documents require
                                           general liability umbrella coverage
                                           but such requirement has been waived
                                           because the borrower's primary
                                           general liability coverage was deemed
                                           sufficient.

   160      586 Hart St
   171      Swansonian Apartments
   191      Action Apartments
   201      Twin Oaks                      Terrorism insurance is not required
                                           under the Mortgage Loan documents but
                                           the borrower's current insurance
                                           policy has terrorism coverage.

   165      Blackstone 222
   198      360 Franklin Ave
   203      Bear Creek Villas
   209      Red Curb-1558 & 1643 206th
   212      Alamitos Plaza
   213      174 Russell Street
   214      Red Curb- 1527 204th
   215      Red Curb- 219th
   217      Red Curb- 1521 204th
   218      1605 West Torrance Boulevard   Terrorism insurance is not required
                                           under the related Mortgage Loan
                                           documents and has not been obtained.

   210      1607 Greenfield Apts           The Mortgaged Property has a probable
                                           maximum loss of 22%. The lender
                                           waived its requirement that the
                                           borrower carry earthquake insurance.

   211      2517 Santa Fe Industrial       The Mortgage Loan documents provide
                                           that the insurance policy covering
                                           the Mortgaged Property must be issued
                                           by a carrier that has a claims paying
                                           ability rating of not less than BBB
                                           by S&P or A:VIII by A.M. Best. The
                                           lender accepted coverage by the
                                           borrower's insurance carrier, which
                                           carrier is not rated by S&P and has a
                                           claims paying ability rating of
                                           A-:VII from A.M. Best.

   213      174 Russell Street             The Mortgage Loan documents provide
                                           that the insurance policy covering
                                           the Mortgaged Property must be issued
                                           by a carrier that has a claims paying
                                           ability rating of not less than BBB
                                           by S&P or A:VIII by A.M. Best. The
                                           lender accepted coverage by the
                                           borrower's insurance carrier, which
                                           carrier has a claims paying ability
                                           rating of BBB- from S&P and B++ from
                                           A.M. Best.

Exception to Representation 17:            Local Law Compliance

   66       Sterling MHP
   190      El Camba MHP                   The Mortgaged Properties are legal
                                           non-conforming due to setback and
                                           density requirements. The related
                                           borrower was unable to obtain law and
                                           ordinance coverage; any losses from
                                           the borrower's failure to obtain law
                                           and ordinance coverage are a recourse
                                           obligation of the guarantor.

   151      Orizaba Avenue Apartments
   165      Blackstone 222
   171      Swansonian Apartments
   198      360 Franklin Ave
   200      Wilson Plaza Conroe
   201      Twin Oaks
   203      Bear Creek Villas
   212      Alamitos Plaza                 The Mortgage Loans are legal
                                           non-conforming due to insufficient
                                           parking; the lender did not require
                                           law and ordinance insurance coverage.

Exceptions to Representation 18:           Material Leasehold Estate

   28       Residence Inn Carlsbad         (iii) A purchaser at the mortgagee's
                                           foreclosure sale or an assignee or
                                           transferee under any assignment or
                                           transfer in lieu of foreclosure is
                                           subject to lessor's approval, which
                                           may be given at lessor's reasonable
                                           discretion.

                                           In connection with a foreclosure, the
                                           lender may, subject to the prior
                                           written approval of the lessor (which
                                           may be withheld, conditioned or
                                           delayed in lessor's reasonable
                                           discretion) transfer the leasehold
                                           interest and leased premises to any
                                           person. Any subsequent transfers
                                           require the prior written consent of
                                           the lessor, which may be withheld in
                                           lessor's sole and absolute
                                           discretion.

Exceptions to Representation 20:           Advancement of Funds.

   7        Georgia-Alabama Retail
            Portfolio                      The lender, out of its own funds,
                                           paid for the purchase of certain
                                           environmental insurance and funded a
                                           reserve established for the payment
                                           of the renewal premiums for such
                                           insurance. If the reserve is not used
                                           to pay for the renewal premiums for
                                           such insurance, then such funds will
                                           be returned to the lender.

Exceptions to Representation 23:           Other Mortgage Liens.

   4        Peninsula Beverly Hills        The Mortgage Loan is part of a loan
                                           combination and is
                                           cross-collateralized with a
                                           subordinate B-note, which is outside
                                           the Mortgage Pool.

   7        Georgia-Alabama Retail
            Portfolio                      The Mortgage Loan is part of a loan
                                           combination and is
                                           cross-collateralized with a pari
                                           passu A-note and two subordinate
                                           B-notes. The pari passu A-note and
                                           one of the subordinate B-notes are
                                           not included in the Mortgage Pool.

Exceptions to Representation 26:           Licenses and Permits.

   54       Interlochen Village            The borrower does not have
                                           certificates of occupancy for certain
                                           tenants at the Mortgaged Property.

Exceptions to Representation 27:           Cross-Collateralization.

   4        Peninsula Beverly Hills        The Mortgage Loan is part of a loan
                                           combination and is
                                           cross-collateralized with a
                                           subordinate B-note, which is outside
                                           the Mortgage Pool.

   7        Georgia-Alabama Retail
            Portfolio                      The Mortgage Loan is part of a loan
                                           combination and is
                                           cross-collateralized with a pari
                                           passu A-note and two subordinate
                                           B-notes. The pari passu A-note and
                                           one of the subordinate B-notes are
                                           not included in the Mortgage Pool.

Exceptions to Representation 28:           Releases of Mortgaged Property.

   28       Residence Inn Carlsbad         The Mortgage Loan is secured by both
                                           the borrower's leasehold interest and
                                           the ground lessor's fee interest in
                                           the Mortgaged Property. The Mortgage
                                           Loan documents permit the release of
                                           the fee interest subject to the
                                           satisfaction of certain conditions
                                           including: (i) the ground lessor or
                                           any subsequent owner executes
                                           estoppel agreements required by the
                                           lender, (ii) the debt service
                                           coverage ratio ("DSCR") is at least
                                           1.35x (or if a mezzanine loan is in
                                           place, then the DSCR must be at least
                                           1.20x), (iii) the lender has received
                                           all required documentation to
                                           effectuate such release, and (iv) the
                                           sale is an arms-length transaction.

Exception to Representation 31:            Fixed Rate Loans

   11       Haverly Park Apartments        The Mortgage Loan bears interest at
                                           an increasing rate, as follows:

                                           5.11% from 4/30/07 through 5/7/10;

                                           5.77% from 5/8/10 through and
                                           including the Maturity Date.

   191      Action Apartments
   198      360 Franklin Ave
   210      1607 Greenfield Apts
   213      174 Russell St                 The Mortgage Loan has a fixed rate of
                                           interest through the 10th year of the
                                           related loan term and thereafter has
                                           a floating rate based on an index
                                           specified in the related note. After
                                           the fixed interest rate period, the
                                           interest rate may be lower than the
                                           initial interest rate.

Exceptions to Representation 34:           Due-on Sale.

            All Countrywide Mortgage
            Loans The Countrywide Mortgage Loan documents permit, without consent of the lender, the transfer (i) of more than 49% of the total direct or indirect equity interest in the borrower or any indirect or direct equity interest that results in a change of control of the borrower, or
                                           (ii) of all or substantially all of
                                           the Mortgaged Property, in each case,
                                           to another party (the "Transferee
                                           Borrower"), provided that prior to
                                           such sale or transfer certain of the
                                           following conditions are met: (a) the
                                           payment of a transfer fee (in most
                                           cases) by the borrower, (b)
                                           reasonable approval by the lender of
                                           the identity, experience, financial
                                           condition, creditworthiness, single
                                           purpose nature and bankruptcy
                                           remoteness of the Transferee Borrower
                                           and the replacement guarantors and
                                           indemnitors, (c) the delivery of
                                           acceptable documentation as may be
                                           reasonably required by the lender
                                           from the borrower, the Transferee
                                           Borrower, guarantor and the
                                           replacement guarantors and
                                           indemnitors (including, without
                                           limitation, assumption documents),
                                           (d) delivery of the opinion letters
                                           relating to such transfer (including,
                                           without limitation, tax, bankruptcy
                                           and REMIC opinions) in form and
                                           substance reasonably satisfactory to
                                           the lender in the lender's reasonable
                                           discretion, (e) delivery of title
                                           endorsement acceptable to the lender
                                           and (f) payment from the borrower of
                                           all reasonable expenses incurred by
                                           the lender in connection with such
                                           transfer, including, without
                                           limitation, the lender's reasonable
                                           attorneys fees and expenses, all
                                           recording fees, and all fees payable
                                           to the Title Company for the delivery
                                           to lender of title endorsements. With
                                           respect to certain of the Countrywide
                                           Mortgage Loans, the Mortgage Loan
                                           documents permit, without consent,
                                           transfers (w) that result in no
                                           change in the managerial control of
                                           the borrower, (x) among existing
                                           principals, even if there is a change
                                           in control, (y) that accommodate a
                                           1031 exchange or reverse 1031 or (z)
                                           with respect to Mortgage Loans to
                                           tenant-in-common borrowers, transfers
                                           among and to additional
                                           tenant-in-common borrowers.

                                           In addition the Countrywide Mortgage
                                           Loan documents generally provide that
                                           in determining whether the transfer
                                           of equity interests in the borrower
                                           is a permitted transfer not requiring
                                           the lender's prior consent, such
                                           determination is made by looking to
                                           transfers of "direct or indirect",
                                           "legal or beneficial equity
                                           interests" (rather than solely a
                                           direct equity transfer in the
                                           borrower resulting in a change of
                                           control under this Representation)
                                           and limits such transfers to an
                                           aggregate 49% interest that does not
                                           result in a change of control of the
                                           borrower. Also, the Countrywide
                                           Mortgage Loan documents permit
                                           transfers of non-material leases or
                                           material leases that are approved by
                                           lender. With respect to any borrower
                                           that is not a single purpose entity,
                                           such borrower and/or its direct or
                                           indirect owners may not be prohibited
                                           from incurring other debt.

   4        Peninsula Beverly Hills        The Mortgage Loan documents permit
                                           the transfer of equity interests in
                                           Peninsula Beverly Hill Holdings, LLC,
                                           707, LLC and Belvedere America, LLC
                                           between Peninsula Beverly Hills,
                                           Inc., 707, a California limited
                                           partnership and Belvedere American
                                           Corporation (a "Buy-Out Transfer").
                                           If such transfer is not otherwise
                                           permitted under the Mortgage Loan
                                           documents, then the borrower, at its
                                           sole cost and expense, must deliver
                                           to the lender (i) an updated
                                           substantive non-consolidation opinion
                                           in form and substance acceptable to
                                           lender and any Rating Agency and (ii)
                                           a Rating Agency Confirmation
                                           (reflecting both the Buy-Out Transfer
                                           and any replacement guarantor, if
                                           any).

                                           In addition, if, after giving effect
                                           to any transfer, The Hong Kong and
                                           Shanghai Hotels, Limited, Peninsula
                                           International (USA) or any affiliate
                                           of either entity directly or
                                           indirectly owns more than 49% of the
                                           borrower, then the borrower shall,
                                           prior to such transfer, provide an
                                           agreement, which states that upon an
                                           event of default under the Mortgage
                                           Loan documents or a default by the
                                           property manager under the management
                                           agreement, the lender shall the right
                                           to terminate the management
                                           agreement.

   11       Haverly Park Apartments        The Mortgage Loan documents permit
                                           transfers by any individual borrower
                                           (a "TIC Transferor") of all or a
                                           portion of its tenancy-in-common
                                           interest in the Mortgaged Property to
                                           another party (a "TIC Transferee").
                                           The TIC Transferee must be (i) an
                                           "accredited investor" (as defined
                                           under Regulation D promulgated under
                                           the Securities Act of 1933, as
                                           amended) and (ii) a Delaware limited
                                           liability company. The identity,
                                           financial condition,
                                           creditworthiness, single purpose
                                           nature and bankruptcy remoteness of
                                           the TIC Transferee must be reasonably
                                           satisfactory to lender.

   128      Anderson Marketplace           The Mortgage Loan documents permit
                                           the borrower to change its name to
                                           Anderson Marketplace LLC provided
                                           such borrower delivers written notice
                                           to the lender, submits a replacement
                                           UCC to be filed with the California
                                           Secretary of State's Office with the
                                           borrower's new name and applicable
                                           filing and provides any other
                                           documentation and recording or filing
                                           fees required by the lender.

For a list of Mortgage Loans with existing related mezzanine debt, see attached Schedule B.

For a list of Mortgage Loans that permit mezzanine debt in the future, see attached Schedule C.

The following Mortgage Loans documents permit secured subordinate debt:

   15       Pride Drive Business Center    The Mortgage Loan documents permit
                                           the borrower to incur secured
                                           subordinate debt from 12 months after
                                           the loan closing until 24 months
                                           prior to the loan maturity date
                                           subject to the satisfaction of
                                           certain conditions including: (i) the
                                           aggregate loan-to-value ("LTV") ratio
                                           does not exceed 80%, (ii) the
                                           aggregate debt service coverage ratio
                                           ("DSCR") is at least 1.20x, and (iii)
                                           delivery of a subordination and
                                           standstill agreement. The lender has
                                           a right of first refusal to provide
                                           such secured subordinate debt.

   68       Edge Lake Apartments           The Mortgage Loan documents permit
                                           the borrower to incur secured
                                           subordinate debt from 12 months after
                                           the loan closing until 24 months
                                           prior to the loan maturity date
                                           subject to the satisfaction of
                                           certain conditions including: (i) the
                                           aggregate LTV ratio does not exceed
                                           80%, (ii) the aggregate DSCR is at
                                           least 1.10x and (iii) delivery of a
                                           subordination and standstill
                                           agreement.

   78       Douglasville Day Center        The Mortgage Loan documents permit
                                           the borrower to incur secured
                                           subordinate debt two years after the
                                           securitization closing date subject
                                           to satisfaction of certain conditions
                                           including: (i) the aggregate LTV does
                                           not exceed 75%, (ii) the aggregate
                                           DSCR is at least 1.25x (1.15x on a
                                           9.25% constant) and (iii) delivery of
                                           an acceptable intercreditor
                                           agreement.

   171      Swansonian Apartments          The Mortgage Loan documents permit
                                           the borrower to incur secured
                                           subordinate debt subject to the
                                           satisfaction of certain conditions
                                           including: (i) the aggregate LTV does
                                           not exceed 80%, (ii) the aggregate
                                           DSCR is at least 1.20x and (iii)
                                           delivery of an acceptable
                                           subordination and standstill
                                           agreement.

   173      1515 Walsh Ave Industrial      The Mortgage Loan documents permit
                                           the borrower to incur secured
                                           subordinate debt six months after the
                                           loan closing subject to the
                                           satisfaction of certain conditions
                                           including: (i) the aggregate LTV does
                                           not exceed 75%, (ii) the aggregate
                                           DSCR is at least 1.25x and (iii)
                                           delivery of a subordination and
                                           standstill agreement.

The following Mortgage Loan documents permit unsecured subordinate debt (excluding such debt that is permitted in the ordinary course of business):

   42       Stonebridge Apartments         The Mortgage Loan documents permit
                                           the borrower to incur unsecured
                                           subordinate debt from its affiliates
                                           in an amount not to exceed the lesser
                                           of (x) $660,000 and (y) 5% of the
                                           loan amount. Any such unsecured
                                           subordinate debt incurred will be
                                           subject to a subordination and
                                           standstill agreement.

   93       JoAnn's Center                 The Mortgage Loan documents permit
                                           the borrower to incur unsecured
                                           subordinate debt from one or more of
                                           its direct or indirect owners in an
                                           amount not to exceed $175,000 and
                                           such debt will be subject to a
                                           subordination and standstill
                                           agreement.

Exception to Representation 35:            Single Purpose Entity.

   45       Chadron Avenue Apartments      The borrower is not a single purpose
                                           entity.

Exception to Representation 37:            Tax Parcels.

   183      Apublix Self Storage
   205      Gateway Office Plaza           The borrower has agreed to obtain a
                                           separate tax parcel for the Mortgaged
                                           Property on or before December 31,
                                           2007. The borrower is currently
                                           escrowing tax payments due for the
                                           entire tax parcel with the lender.

Exceptions to Representation 43:           Recourse.

   11       Haverly Park Apartments        Each tenant-in-common co-borrower and
                                           related guarantor has several
                                           liability for the non-recourse
                                           carve-out provisions.

Exceptions to Representation 45:           Fee Simple Interest.

 Various    Certain Countrywide Loans      With respect to any Mortgage Loan in
                                           which the interest encumbered under
                                           the Mortgage is the overlapping fee
                                           and leasehold interest in the entire
                                           Mortgaged Property (and as such,
                                           treated as a fee interest in the
                                           Mortgaged Property), such Mortgage
                                           Loan is not the subject of
                                           representation 18 and such Mortgage
                                           Loan is not being listed here as an
                                           exception to this representation 45.

Exception to Representation 47:            Operating Statements.

   137      Dorothy St Apts                The borrower is not required to
                                           submit quarterly operating statements
                                           and rent rolls.

   207      Packwood Creek Inline Retail   The borrower is only required to
                                           provide annual operating statements
                                           and rent rolls.

                                   Schedule A
          List of Mortgage Loans with Terrorism Insurance Premium Caps

                                                            Terrorism Insurance
Annex A-1 ID #                Mortgage Loan                     Premium Cap
--------------   ----------------------------------------   --------------------
      4          Peninsula Beverly Hills                                $325,000
                 Gray Portfolio:
      9             Park at Lakeside                                     $75,000
      10            Evergreen Pointe                                     $25,000
      12         Skyline Village MHP                                      $7,000
      18         Double Tree Grand Junction                              $62,000
      20         The Lumberyard Shopping Center                          $16,000
      23         Crittenden Way Apartments                               $56,000
      26         Acworth Crossing Shopping Center                        $22,500
      31         Austell Walmart                                         $45,000
      33         South Hills Plaza                                       $28,000
      34         Oakleigh Apartments                                     $30,000
      38         HCP Tranche II                                          $30,000
      39         Gladstone WI, NC, MO (Workflow property)                 $7,000
      43         Southridge Plaza                              Required to be
                                                            maintained provided
                                                                available at
                                                                commercially
                                                             reasonable rates.
      49         Mapleridge Shopping Center                              $24,000
      52         201 Westmoreland Lofts                                  $16,000
      54         Interlochen Village                           Required to be
                                                            maintained provided
                                                                available at
                                                                commercially
                                                             reasonable rates.
      55         Plaza Apartments                                        $30,000
      57         Eagles Landing Apartments                               $26,000
      78         Douglasville Day Center                                  $6,500
      79         Walgreens-Tarzana                                       $10,000
      91         Raleigh Eastgate Shopping Center                        $10,000
      95         Grandview Plaza
     103         Regency Apartments-Carson City                          $12,000
     106         CitiCentre Office Building                              $11,500
     111         Best Buy                                                $12,000
     120         Ives Dairy Warehouse                                     $6,000
     131         Security Storage-North Macarthur                         $4,750
     136         Turner Plaza                                             $2,600
     145         Lakepointe Office                                        $6,500
     150         Security Storage-Edmond                                  $5,250
     158         Security Storage-South Penn                              $4,200
     163         Security Storage-Norman                                  $4,800
     166         Security Storage-Memorial at Santa Fe                    $5,000
     167         Security Storage-North Penn                              $5,000
     174         Riverdale Retail                                         $2,500
     185         Clifton Mobile Manor                                     $4,500
     188         Midtown Phoenix Shopping Center                          $1,200
     202         Wallace Medical Office                                   $2,600
     205         Gateway Office Plaza

                                   Schedule B
           List of Mortgage Loans with related existing Mezzanine Debt

                                      Original
Annex A-1                             Mezzanine Debt   Intercreditor Agreement
  ID #      Mortgaged Property Name   Balance                (Yes or No)
---------   -----------------------   --------------   -----------------------
   55       Plaza Apartments              $1,380,000             Yes
   70       Brooklyn Apartments             $340,000             Yes
   89       Mooresville Town Square         $580,000             Yes

                                   Schedule C
            List of Mortgage Loans that permit future Mezzanine Debt

                                                                                 Intercreditor
Annex A-1                                          Maximum                         Agreement
   ID#              Mortgaged Property            LTV Ratio     Minimum DSCR      (Yes or No)
---------   -----------------------------------   ---------   ----------------   -------------
    4           Peninsula Beverly Hills(1)           80%       1.15x (actual)         Yes
                                                              1.00x (stressed)
   13                Hilltop Plaza(8)                80%       1.20x (actual)         Yes
                                                              .90x (stressed)
   15         Pride Drive Business Center(2)         80%           1.20x              Yes
   28             Residence Inn Carlsbad             80%       1.20x (actual)         Yes
                                                              .90x (stressed)
   32               Edgewater in Denver              80%       1.20x (actual)         Yes
                                                              .90x (stressed)
   34             Oakleigh Apartments(3)             85%           1.10x              Yes
   37           Legacy Oaks at Spring Hill           85%           1.07x              Yes
   44           Celebration at Six Forks(4)          90%           1.10x              Yes
   46       Alexander Village at Brier Creek(4)      90%           1.10x              Yes
   56            PKL Multifamily Portfolio           90%            ---               Yes
   68             Edge Lake Apartments(2)            80%           1.10x              Yes
   91       Raleigh Eastgate Shopping Center(4)      90%           1.10x              Yes
   95               Grandview Plaza(5)               80%            (6)               Yes
   100                 HK Systems(9)                 80%           1.15x              Yes
   113              925 Broadbeck Drive              85%           1.07x              Yes
   117           PKL Commercial Portfolio            90%            ---               Yes
   121             Carson Street Retail              80%           1.15x              Yes
   122               Kerr Drug- Durham               90%           1.05x              Yes
   124            Kerr Drug-Hillsborough             90%           1.05x              Yes
   138            2247 North Milwaukee(7)            80%           1.20x              Yes
   149                 FedEx Moline                  85%           1.05x              Yes
   179                 Petco-Modesto                 80%           1.15x              Yes
   193         Saticoy Street Apartments(4)          75%       1.20x (actual)         Yes
                                                              1.00x (stressed)

----------

(1) Not permitted to be incurred until 24 months after the securitization closing date.

(2) Not permitted to be incurred in the first 12 months of the related loan closing or in the 24 months prior to the loan maturity date.

(3) Not permitted to be incurred in the first 18 months of the related loan closing.

(4) Not permitted to be incurred in the first 24 months of the related loan closing.

(5) Not permitted to be incurred in the first 36 months of the related loan closing.

(6) The DSCR must be equal to or greater than the DSCR at closing.

(7) The permitted mezzanine indebtedness when aggregated with permitted unsecured debt for trade payables may not exceed two percent of the loan amount.

(8) Not permitted to be incurred until 24 months after the related loan closing and only in connection with the transfer of property and assumption of the loan pursuant to the related loan agreement.

(9) The maximum LTV ratio and minimum DSCR are after a transfer of the related mortgaged property. The maximum LTV ratio and minimum DSCR permitted prior to such transfer are 90% and 1.07x, respectively.

                             Annex B (to Schedule I)

Mortgaged Properties as to Which the Only Environmental Investigations Conducted
    in Connection with the Origination of the Related Mortgage Loan Were With
         Respect to Asbestos-Containing Materials and Lead-Based Paint.

                               (Representation 12)

None.

                             Annex C (to Schedule I)

                   Mortgage Loans Covered By Secured Creditor
                        Environmental Insurance Policies

                           (Representations 12 and 49)

None.

                                   SCHEDULE II

                             Mortgage Loan Schedule

Loan #   Loan Group   Property Name                                      Loan / Property   Originator
------   ----------   ------------------------------------------------   ---------------   ----------
     4            1   Peninsula Beverly Hills                            Loan              CRF
     7            1   The Georgia-Alabama Retail Portfolio               Loan              CRF
  7.01            1   Metro Atlanta Comm Prop 8115                       Property          CRF
  7.02            1   Atlanta Road Center                                Property          CRF
  7.03            1   Stone Mill Center                                  Property          CRF
  7.04            1   Bouldercrest & 285                                 Property          CRF
  7.05            1   South Peachtree Center                             Property          CRF
  7.06            1   Arnold Mill Center                                 Property          CRF
  7.07            1   Skyview Center                                     Property          CRF
  7.08            1   Six Flags Center                                   Property          CRF
  7.09            1   Sylvan Property                                    Property          CRF
   7.1            1   Flat Shoals Convenience Center                     Property          CRF
  7.11            1   South Atlanta Center                               Property          CRF
  7.12            1   Mount Zion & Highway 138                           Property          CRF
  7.13            1   Metro Atlanta Comm Prop 8159                       Property          CRF
  7.14            1   Excell In 11                                       Property          CRF
  7.15            1   Hall Creek Center                                  Property          CRF
  7.16            1   Annistown Center                                   Property          CRF
  7.17            1   Lenora Center                                      Property          CRF
  7.18            1   Burnt Hickory Center                               Property          CRF
  7.19            1   Elbert Center                                      Property          CRF
   7.2            1   Excell In 14                                       Property          CRF
  7.21            1   Irwin Bridge Center                                Property          CRF
  7.22            1   Highway 120 Center                                 Property          CRF
  7.23            1   Wesley Chapel Center                               Property          CRF
  7.24            1   Excell In 16                                       Property          CRF
  7.25            1   Hill Street Center                                 Property          CRF
  7.26            1   Snapfinger Center                                  Property          CRF
  7.27            1   Excell In 05                                       Property          CRF
  7.28            1   Killian Hill Center                                Property          CRF
  7.29            1   Excell Out Town Properties                         Property          CRF
   7.3            1   Excell Out Town Properties                         Property          CRF
  7.31            1   Excell Out Town Properties                         Property          CRF
  7.32            1   Lakeridge Village Center                           Property          CRF
  7.33            1   Locust Grove Center                                Property          CRF
  7.34            1   Big A Center                                       Property          CRF
  7.35            1   Highway 369 Center                                 Property          CRF
  7.36            1   Excell In 07                                       Property          CRF
  7.37            1   Excell In 10                                       Property          CRF
  7.38            1   Excell In 12                                       Property          CRF
  7.39            1   Excell In 15                                       Property          CRF
   7.4            1   Noah's Ark                                         Property          CRF
  7.41            1   Crystal Creek Center                               Property          CRF
  7.42            1   North Georgia Comm Prop 0040                       Property          CRF
  7.43            1   North Georgia Comm Prop 0042                       Property          CRF
  7.44            1   North Georgia Comm Prop 0039                       Property          CRF
  7.45            1   North Georgia Comm Prop 0022                       Property          CRF
  7.46            1   Excell In 03                                       Property          CRF
  7.47            1   Excell In 04                                       Property          CRF
  7.48            1   Mount Vernon                                       Property          CRF
  7.49            1   North Georgia Comm Prop 0029                       Property          CRF
   7.5            1   Excell Out Town Properties                         Property          CRF
  7.51            1   Northwest Georgia Comm Prop 8769                   Property          CRF
  7.52            1   Metro Atlanta Comm Prop 8165                       Property          CRF
  7.53            1   Excell In 09                                       Property          CRF
  7.54            1   Metro Atlanta Comm Prop 8102                       Property          CRF
  7.55            1   Metro Atlanta Comm Prop 0518                       Property          CRF
  7.56            1   Northwest Georgia Comm Prop 8754                   Property          CRF
  7.57            1   Excell In 13                                       Property          CRF
  7.58            1   Excell In 08                                       Property          CRF
  7.59            1   Jefferson Street Center                            Property          CRF
   7.6            1   Northwest Georgia Comm Prop 0058                   Property          CRF
  7.61            1   Northwest Georgia Comm Prop 0051                   Property          CRF
  7.62            1   Northwest Georgia Comm Prop 8785                   Property          CRF
                  2   Gray Apartment Portfolio                           Crossed           CRF
     9            2   Park at Lakeside Apartments                        Loan              CRF
    10            2   Evergreen Pointe Apartments                        Loan              CRF
    11            2   Haverly Park Apartments                            Loan              CRF
    12            2   Skyline Village MHP                                Loan              CRF
    13            1   Hilltop Plaza                                      Loan              CRF
    15            1   Pride Drive Business Center                        Loan              CRF
    18            1   DoubleTree Grand Junction                          Loan              CRF
    19            2   Chandler Park Apartments Homes                     Loan              CRF
    20            1   The Lumberyard Shopping Center                     Loan              CRF
    21            2   Summer Crest Apartments                            Loan              CRF
    23            2   Crittenden Way Apartments                          Loan              CRF
    26            1   Acworth Crossing Shopping Center                   Loan              CRF
    28            1   Residence Inn Carlsbad                             Loan              CRF
    31            1   Austell Wal-Mart                                   Loan              CRF
    32            1   Edgewater in Denver                                Loan              CRF
    33            1   South Hills Plaza                                  Loan              CRF
    34            2   Oakleigh Apartments                                Loan              CRF
    37            1   Legacy Oaks at Spring Hill                         Loan              CRF
    38            1   HCP Tranche II                                     Loan              CRF
 38.01            1   Denton LTAC                                        Property          CRF
 38.02            1   Southlake - Baylor Family Health Center            Property          CRF
    39            1   Gladstone WI, NC, MO                               Loan              CRF
 39.01            1   Raabe Co                                           Property          CRF
 39.02            1   Elster Electricity                                 Property          CRF
 39.03            1   Workflow Mgmt                                      Property          CRF
    42            2   Stonebridge Apartments                             Loan              CRF
    43            1   Southridge Plaza                                   Loan              CRF
    44            1   Celebration at Six Forks                           Loan              CRF
    45            2   Chadron Avenue Apartments                          Loan              CRF
    46            1   Alexander Village at Brier Creek                   Loan              CRF
    47            1   Hilton Garden Inn - Columbus                       Loan              CRF
    48            1   Portland Harbor Hotel                              Loan              CRF
    49            1   Mapleridge Shopping Center                         Loan              CRF
    52            2   201 Westmoreland Lofts                             Loan              CRF
    53            1   Mody Portfolio                                     Loan              CRF
 53.01            1   16000 Southwest Freeway                            Property          CRF
 53.02            1   1520 W Bay Area Boulevard                          Property          CRF
 53.03            1   4245 South Cooper                                  Property          CRF
 53.04            1   7927 FM 1960                                       Property          CRF
 53.05            1   6808 Hornwood Dr                                   Property          CRF
    54            1   Interlochen Village                                Loan              CRF
    55            2   Plaza Apartments                                   Loan              CRF
    56            2   PKL Multifamily Portfolio                          Loan              CRF
 56.01            2   Heritage Park Apartments                           Property          CRF
 56.02            2   North Road Townhomes                               Property          CRF
 56.03            2   Countryshire Townhomes                             Property          CRF
 56.04            2   Crystal Commons                                    Property          CRF
 56.05            2   Heritage Park Townhomes                            Property          CRF
    57            2   Eagles Landing Apartments                          Loan              CRF
    58            1   Calabasas Self Storage                             Loan              CRF
    65            1   Deer Valley Square                                 Loan              CRF
    66            2   Sterling MHP                                       Loan              CRF
    67            1   Harris Industrial                                  Loan              CRF
    68            2   Edge Lake Apartments                               Loan              CRF
    69            1   Holiday Inn Buffalo Niagra International Airport   Loan              CRF
    70            2   Brooklyn Apartments                                Loan              CRF
    73            1   Bank of Everett Tower                              Loan              CRF
    75            2   Airway MHP                                         Loan              CRF
    77            1   Storage 2000 - Stafford                            Loan              CRF
    78            1   Douglasville Day Center                            Loan              CRF
    79            1   Walgreens - Tarzana                                Loan              CRF
    80            1   Bandera Trails Center                              Loan              CRF
    81            2   Bennington Woods Apartments                        Loan              CRF
    83            1   Madison Self Storage Brookhaven                    Loan              CRF
    84            1   Storage 2000 - Spotsylvania                        Loan              CRF
    86            1   Cotter Voss Building                               Loan              CRF
    87            2   Sevilla Apartments                                 Loan              CRF
    88            2   Pine Court Apartments III                          Loan              CRF
    89            1   Mooresville Town Square                            Loan              CRF
    90            1   Piano Works Building                               Loan              CRF
    91            1   Raleigh Eastgate Shopping Center                   Loan              CRF
    93            1   JoAnn's Center                                     Loan              CRF
    94            1   Staybridge Suites - Brownsville                    Loan              CRF
    95            1   Grandview Plaza                                    Loan              CRF
    96            1   Walgreens - Folsom                                 Loan              CRF
   100            1   HK Systems                                         Loan              CRF
   101            1   Pomona Shopping Center                             Loan              CRF
   102            2   1570 Oak Avenue                                    Loan              CRF
   103            2   Regency Apartments - Carson City                   Loan              CRF
   104            1   Sequoia Plaza Simi Valley                          Loan              CRF
   105            2   Turtle Cove Apartments                             Loan              CRF
   106            1   CitiCentre Office Building                         Loan              CRF
   107            1   School Street Retail                               Loan              CRF
   108            1   221 North Brand Boulevard                          Loan              CRF
   109            1   535 N. Wilmot                                      Loan              CRF
   110            2   Emerick Manor Apartments                           Loan              CRF
   111            1   Best Buy                                           Loan              CRF
   112            1   Main Street Retail                                 Loan              CRF
112.01            1   2802 Main Street Retail                            Property          CRF
112.02            1   11732 Pico Blvd.                                   Property          CRF
112.03            1   2522 Main Street Retail                            Property          CRF
   113            1   925 Broadbeck Drive                                Loan              CRF
   115            2   Hunter's Ridge Apts                                Loan              CRF
   116            1   Fairfield Inn Charlotte                            Loan              CRF
   117            1   PKL Commercial Portfolio                           Loan              CRF
117.01            1   Crystal Commons Office                             Property          CRF
117.02            1   1901 Lac Deville Boulevard                         Property          CRF
117.03            1   2101 Lac Deville Boulevard                         Property          CRF
117.04            1   789 Linden Avenue                                  Property          CRF
   119            1   Whitemarsh Center                                  Loan              CRF
   120            1   Ives Dairy Warehouse                               Loan              CRF
   121            1   Carson Street Retail                               Loan              CRF
   122            1   Kerr Drug - Durham                                 Loan              CRF
   123            1   Moana Lane Retail                                  Loan              CRF
   124            1   Kerr Drug - Hillsborough                           Loan              CRF
   128            1   Anderson Marketplace                               Loan              CRF
   129            1   7201 South Figueroa St. Retail                     Loan              CRF
   131            1   Security Storage - North MacArthur                 Loan              CRF
   132            1   Storage 2000 - Cayce                               Loan              CRF
   134            1   Canyon Plaza                                       Loan              CRF
   135            1   Shops at Vista del Bosque                          Loan              CRF
   136            1   Turner Plaza                                       Loan              CRF
   137            1   Dorothy St Apts                                    Loan              CRF
   138            1   2247 North Milwaukee                               Loan              CRF
   141            1   Walgreens - Long Beach                             Loan              CRF
   142            1   1610 Montana Ave Retail                            Loan              CRF
   143            1   Bissonnet Retail Center                            Loan              CRF
   145            1   Lakepointe Office                                  Loan              CRF
   147            1   7401 Bush Lake Road                                Loan              CRF
   149            1   FedEx Moline                                       Loan              CRF
   150            1   Security Storage - Edmond                          Loan              CRF
   151            2   Orizaba Avenue Apartments                          Loan              CRF
   152            2   1544 Placentia Ave. Apts.                          Loan              CRF
   154            1   The Pointe at Epps Bridge                          Loan              CRF
   155            1   Shops at Airport Freeway                           Loan              CRF
   156            1   Encino Retail                                      Loan              CRF
   158            1   Security Storage -South Penn                       Loan              CRF
   159            2   South Land Park Apts                               Loan              CRF
   160            2   586 Hart St.                                       Loan              CRF
   161            1   7111 & 7119 Indiana Ave.                           Loan              CRF
   163            1   Security Storage - Norman                          Loan              CRF
   164            1   2400 Bissonnet                                     Loan              CRF
   165            2   Blackstone 222                                     Loan              CRF
   166            1   Security Storage - Memorial @ Santa Fe             Loan              CRF
   167            1   Security Storage - North Penn                      Loan              CRF
   168            1   Townsgate Shopping Center                          Loan              CRF
   169            1   Providence Plaza Retail                            Loan              CRF
   170            1   Silverado Ranch Retail                             Loan              CRF
   171            2   Swansonian Apartments                              Loan              CRF
   172            1   Pinnacle Park Plaza                                Loan              CRF
   173            1   1515 Walsh Ave Industrial                          Loan              CRF
   174            1   Riverdale Retail                                   Loan              CRF
   175            1   Sigmon Commons Retail                              Loan              CRF
   176            1   Lowes Ground Lease                                 Loan              CRF
   177            1   Cobblestone Square                                 Loan              CRF
   178            1   Kimmel Shoppes                                     Loan              CRF
   179            1   PetCo - Modesto                                    Loan              CRF
   180            2   Skyridge MHP                                       Loan              CRF
   181            1   Boca Raton Athletic Club Plaza                     Loan              CRF
   182            1   Commerce Park Center                               Loan              CRF
   183            1   Apublix Self Storage                               Loan              CRF
   184            1   Winder Georgia Retail                              Loan              CRF
   185            2   Clifton Mobile Manor                               Loan              CRF
   187            1   Jewel Plaza                                        Loan              CRF
   188            1   Midtown Phoenix Shopping Center                    Loan              CRF
   189            1   6620 Somerset Blvd Retail                          Loan              CRF
   190            2   El Camba MCH                                       Loan              CRF
   191            1   Action Apartments                                  Loan              CRF
   192            1   Trenton Crossroads                                 Loan              CRF
   193            2   Saticoy Street Apartments                          Loan              CRF
   194            1   420 Lake Cook Rd Office                            Loan              CRF
   195            1   Machesney Park                                     Loan              CRF
   196            1   Keller Parkway Office                              Loan              CRF
   197            2   Marengo Apartments                                 Loan              CRF
   198            2   360 Franklin Ave.                                  Loan              CRF
   199            1   1400 Edgewater Apartments                          Loan              CRF
   200            1   Wilson Plaza Conroe                                Loan              CRF
   201            2   Twin Oaks                                          Loan              CRF
   202            1   Wallace Medical Office                             Loan              CRF
   203            2   Bear Creek Villas                                  Loan              CRF
   204            1   State Farm Building                                Loan              CRF
   205            1   Gateway Office Plaza                               Loan              CRF
   206            1   Crossover Mini Storage                             Loan              CRF
   207            1   Packwood Creek Inline Retail                       Loan              CRF
   208            1   Northbrooke Business Park                          Loan              CRF
   209            2   Red Curb - 1558 & 1643 206th                       Loan              CRF
   210            2   1607 Greenfield Apts                               Loan              CRF
   211            1   2517 Santa Fe Industrial                           Loan              CRF
   212            1   Alamitos Plaza                                     Loan              CRF
   213            2   174 Russell Street                                 Loan              CRF
   214            2   Red Curb - 1527 204th                              Loan              CRF
   215            2   Red Curb - 219th                                   Loan              CRF
   216            2   Batavia Apartments                                 Loan              CRF
   217            2   Red Curb - 1531 204th                              Loan              CRF
   218            2   1605 West Torrance Boulevard                       Loan              CRF

         Property
Loan #   Type                   Street Address                                                 City
------   --------------------   ------------------------------------------------------------   --------------------
     4   Hospitality            9882 Santa Monica Boulevard                                    Beverly Hills
     7   Retail                 Various                                                        Various
  7.01   Retail                 345 Pharr Road Northeast                                       Atlanta
  7.02   Retail                 1300 Atlanta Road                                              Marietta
  7.03   Retail                 5702 Highway 20                                                Cartersville
  7.04   Retail                 2701 Bouldercrest Road                                         Atlanta
  7.05   Retail                 4930 Peachtree Industrial Boulevard                            Norcross
  7.06   Retail                 514 Arnold Mill Road                                           Woodstock
  7.07   Retail                 2626 Skyview Drive                                             Lithia Springs
  7.08   Retail                 1355 Blairs Bridge Road                                        Austell
  7.09   Retail                 890 Cleveland Road                                             East Point
   7.1   Retail                 4430 Flat Shoals Road                                          Union City
  7.11   Retail                 5231 Highway 85 South                                          College Park
  7.12   Retail                 3441 Mount Zion Road                                           Stockbridge
  7.13   Retail                 3155 Camp Creek Parkway                                        East Point
  7.14   Retail                 6180 Roswell Road                                              Atlanta
  7.15   Retail                 5775 Phil Niekro Boulevard                                     Flowery Branch
  7.16   Retail                 4196 Annistown Road                                            Snellville
  7.17   Retail                 4116 Lenora Church Road                                        Snellville
  7.18   Retail                 4095 Highway 78 (Bankhead)                                     Douglasville
  7.19   Retail                 118 North Oliver Street                                        Elberton
   7.2   Retail                 635 Lindbergh Drive                                            Atlanta
  7.21   Retail                 1085 Irwin Bridge Road                                         Conyers
  7.22   Retail                 257 Buchanan Highway                                           Dallas
  7.23   Retail                 2650 Wesley Chapel Road                                        Decatur
  7.24   Retail                 180 University Avenue                                          Atlanta
  7.25   Retail                 387 Hill Street Southeast                                      Atlanta
  7.26   Retail                 5041 Snapfinger Woods Drive                                    Decatur
  7.27   Retail                 5084 Old National Highway                                      College Park
  7.28   Retail                 2100 Killian Hill Road                                         Snellville
  7.29   Retail                 2931 West Main Street                                          Dothan
   7.3   Retail                 1804 Ross Clark Circle                                         Dothan
  7.31   Retail                 1687 North Columbia Street                                     Milledgeville
  7.32   Retail                 1210 Highway 138                                               Riverdale
  7.33   Retail                 3998 Highway 42                                                Locust Grove
  7.34   Retail                 5040 Highway 5                                                 Douglasville
  7.35   Retail                 3715 Browns Bridge Road                                        Cumming
  7.36   Retail                 1570 Monroe Drive                                              Atlanta
  7.37   Retail                 2370 Delk Road                                                 Marietta
  7.38   Retail                 101 Hamilton E Holmes                                          Atlanta
  7.39   Retail                 405 Cobb Parkway                                               Marietta
   7.4   Retail                 1725 Noah's Ark Road                                           Jonesboro
  7.41   Retail                 8279 Chicago Avenue                                            Douglasville
  7.42   Retail                 104 South Highway 400                                          Cumming
  7.43   Retail                 325 Peachtree Parkway                                          Dawsonville
  7.44   Retail                 1490 Riverstone Parkway                                        Canton
  7.45   Retail                 1005 Canton Highway                                            Ball Ground
  7.46   Retail                 550 Barrett Parkway                                            Kennesaw
  7.47   Retail                 3875 North Druid Hills Road                                    Decatur
  7.48   Retail                 3649 Mt. Vernon Road                                           Gainesville
  7.49   Retail                 6741 Bells Ferry Road                                          Woodstock
   7.5   Retail                 601 East Jackson Street                                        Dublin
  7.51   Retail                 6860 Battlefield Parkway                                       Ringgold
  7.52   Retail                 2145 Powers Ferry Road                                         Marietta
  7.53   Retail                 507 Joseph E Lowery Boulevard                                  Atlanta
  7.54   Retail                 4308 North Peachtree Road                                      Chamblee
  7.55   Retail                 225 Clifton Street Southeast                                   Atlanta
  7.56   Retail                 597 Turner McCall Boulevard                                    Rome
  7.57   Retail                 1161 Ponce De Leon                                             Atlanta
  7.58   Retail                 247 Moreland Avenue                                            Atlanta
  7.59   Retail                 2671 Jefferson Street                                          Austell
   7.6   Retail                 2472 Highway 441 Northeast                                     White
  7.61   Retail                 7865 Adairsville Highway                                       Adairsville
  7.62   Retail                 800 North Main Street                                          Lafayette
         Multifamily            Various                                                        Houston
     9   Multifamily            10950 Briar Forest Drive                                       Houston
    10   Multifamily            1307 Wilcrest Drive                                            Houston
    11   Multifamily            4701 & 4804 Haverwood Lane                                     Dallas
    12   Manufactured Housing   7510 Concord Boulevard                                         Inver Grove Heights
    13   Retail                 5100-5222 Wilson Mills Road                                    Richmond Heights
    15   Industrial             301-511 Pride Drive                                            Hammond
    18   Hospitality            743 Horizon Drive                                              Grand Junction
    19   Multifamily            2600 Chandler Drive                                            Bowling Green
    20   Retail                 701-1031 South Coast Highway 101                               Encinitas
    21   Multifamily            75 Crestmont Way                                               Greenville
    23   Multifamily            249 Crittenden Way                                             Brighton
    26   Retail                 3335 Cobb Parkway NW                                           Acworth
    28   Hospitality            2000 Faraday Avenue                                            Carlsbad
    31   Retail                 1133 East West Connector                                       Austell
    32   Retail                 1711, 1725, 1901, 1911 & 1931 Sheridan Boulevard               Edgewater
    33   Retail                 1410-1432 Azusa Avenue                                         West Covina
    34   Multifamily            11580 Perkins Road                                             Baton Rouge
    37   Multifamily            150 Du Rhu Drive                                               Mobile
    38   Office                 Various                                                        Various
 38.01   Office                 2813 South Mayhill Road                                        Denton
 38.02   Office                 731 East Southlake Boulevard                                   Southlake
    39   Industrial             Various                                                        Various
 39.01   Industrial             N92W14701 Anthony Avenue                                       Menomonee Falls
 39.02   Industrial             208 South Rogers Lane                                          Raleigh
 39.03   Industrial             5656 Campus Parkway                                            Hazelwood
    42   Multifamily            6512 Bridge Crossing Drive                                     Indianapolis
    43   Retail                 502 West William Cannon Drive                                  Austin
    44   Retail                 7339 Six Forks Road                                            Raleigh
    45   Multifamily            14030 & 14100 Chadron Avenue                                   Hawthorne
    46   Retail                 2121 Alexander Drive                                           Durham
    47   Hospitality            3232 Olentangy River Road                                      Columbus
    48   Hospitality            468 Fore Street                                                Portland
    49   Retail                 2501-2515 White Bear Avenue                                    Maplewood
    52   Multifamily            201 North Westmoreland Avenue                                  Los Angeles
    53   Various                Various                                                        Various
 53.01   Retail                 16000 Southwest Freeway                                        Sugar Land
 53.02   Retail                 1520 West Bay Area Boulevard                                   Houston
 53.03   Retail                 4245 South Cooper                                              Arlington
 53.04   Retail                 7927 FM 1960                                                   Houston
 53.05   Industrial             6808 Hornwood Drive                                            Houston
    54   Retail                 5270 Peachtree Parkway                                         Norcross
    55   Multifamily            3780 University Club Boulevard                                 Jacksonville
    56   Multifamily            Various                                                        Various
 56.01   Multifamily            1065-1078 Heritage Park Drive                                  Webster
 56.02   Multifamily            675-709 North Road                                             Scottsville
 56.03   Multifamily            44-83 Windway Circle                                           Ogden
 56.04   Multifamily            10-72 Crystal Commons Drive                                    Gates
 56.05   Multifamily            1030-1057 Heritage Park Drive                                  Webster
    57   Multifamily            11700 Fuqua Street                                             Houston
    58   Self Storage           4200 Shadow Hills Road                                         Calabasas Hills
    65   Retail                 3416, 3426, 3428, 3436, 3448 and 3450 Deer Valley Road         Antioch
    66   Manufactured Housing   7 Bridge Boulevard                                             Lakeland
    67   Industrial             45,47, & 51 Northwestern Drive and 52 & 56 Kendall Pond Road   Salem and Derry
    68   Multifamily            3010 NASA Road 1                                               Seabrook
    69   Hospitality            4600 Genesee Street                                            Cheektowaga
    70   Multifamily            1001 East Jeffrey Street                                       Baltimore
    73   Office                 2722 Colby Avenue                                              Everett
    75   Manufactured Housing   9001 South Cicero Avenue                                       Oak Lawn
    77   Self Storage           521 Garrisonville Road                                         Stafford
    78   Retail                 2750 Chapel Hill Road                                          Douglasville
    79   Retail                 18568 Ventura Boulevard                                        Tarzana
    80   Retail                 11868 Bandera Road                                             San Antonio
    81   Multifamily            200 Spartacus Court                                            Cary
    83   Self Storage           4775 Peachtree Road                                            Chamblee
    84   Self Storage           4720 Business Drive                                            Fredericksburg
    86   Office                 2323 South Voss Road                                           Houston
    87   Multifamily            1501 Holleman Drive                                            College Station
    88   Multifamily            717-725 West Cary Street                                       Richmond
    89   Retail                 279-287 Williamson Rd.                                         Mooresville
    90   Mixed Use              333 and 349 West Commercial Street                             East Rochester
    91   Retail                 4011 Wake Forest Road                                          Raleigh
    93   Retail                 7225 & 7255 East Broadway Boulevard                            Tucson
    94   Hospitality            2900 Pablo Kisel Boulevard                                     Brownsville
    95   Retail                 5802-5858 West Camelback Road                                  Glendale
    96   Retail                 1100 Riley Street                                              Folsom
   100   Industrial             265 South 5200 West                                            Salt Lake City
   101   Retail                 2218 - 2298 South Garey Avenue                                 Pomona
   102   Multifamily            1570 Oak Avenue                                                Evanston
   103   Multifamily            3401 Airport Road                                              Carson City
   104   Retail                 1960-1980 Sequoia Avenue                                       Simi Valley
   105   Multifamily            1600 North 9th Street                                          Midlothian
   106   Office                 290 Northwest 165th Street                                     Miami
   107   Retail                 398 Highway 51 North                                           Ridgeland
   108   Mixed Use              221 North Brand Boulevard                                      Glendale
   109   Office                 535 North Wilmot Road                                          Tucson
   110   Multifamily            4671-4681 Country Lane                                         Warrensville Heights
   111   Retail                 2101 West 41st Street                                          Sioux Falls
   112   Various                Various                                                        Various
112.01   Mixed Use              2802 - 08 Main Street                                          Santa Monica
112.02   Mixed Use              11732 West Pico Boulevard                                      Los Angeles
112.03   Retail                 2522 Main Street                                               Santa Monica
   113   Mixed Use              925 Broadbeck Drive                                            Thousand Oaks
   115   Multifamily            301 Panorama Boulevard                                         Alamogordo
   116   Hospitality            7920 Arrowridge Boulevard                                      Charlotte
   117   Office                 Various                                                        Various
117.01   Office                 2735-2775 Buffalo Road                                         Gates
117.02   Office                 1901 Lac DeVille Boulevard                                     Brighton
117.03   Office                 2101 Lac DeVille Boulevard                                     Brighton
117.04   Office                 789 Linden Avenue                                              Pittsford
   119   Retail                 111 Jazie Drive & 107 Charlotte Road                           Savannah
   120   Industrial             20198-20268 Northeast 15th Court                               North Miami Beach
   121   Retail                 12221 Carson Street                                            Hawaiian Gardens
   122   Retail                 1812 Holloway Street                                           Durham
   123   Retail                 500 East Moana Lane                                            Reno
   124   Retail                 200 US Highway 70 East                                         Hillsborough
   128   Retail                 5020 Rhonda Road                                               Anderson
   129   Retail                 7201 South Figueroa Street                                     Los Angeles
   131   Self Storage           12520 North MacArthur                                          Oklahoma City
   132   Self Storage           540 Knox Abbott Drive                                          Cayce
   134   Retail                 1910 Mission Avenue                                            Oceanside
   135   Retail                 9780 Coors Boulevard NW                                        Albuquerque
   136   Retail                 10060-10080 Arrow Route                                        Rancho Cucamonga
   137   Multifamily            11908 Dorothy Street                                           Los Angeles
   138   Retail                 2247 North Milwaukee                                           Chicago
   141   Land                   600 Long Beach Boulevard                                       Long Beach
   142   Retail                 1610 Montana Avenue                                            Santa Monica
   143   Retail                 9315 Highway 6 South                                           Houston
   145   Office                 11614 Bee Caves Road                                           Austin
   147   Industrial             7401 Bush Lake Road                                            Edina
   149   Industrial             4920 41st Street Court                                         Moline
   150   Self Storage           1000 North Santa Fe                                            Edmond
   151   Multifamily            6635 Orizaba Avenue                                            Long Beach
   152   Multifamily            1544 Placentia Avenue                                          Newport Beach
   154   Retail                 1880 Epps Bridge Parkway                                       Athens
   155   Retail                 2605 West Airport Freeway                                      Irving
   156   Retail                 15826 Ventura Boulevard                                        Encino
   158   Self Storage           9110 South Pennsylvania                                        Oklahoma City
   159   Multifamily            7198 South Land Park Drive                                     Sacramento
   160   Multifamily            586 Hart Street and 614 West 138th Street                      Brooklyn
   161   Office                 7111 & 7119 Indiana Avenue                                     Riverside
   163   Self Storage           1606 24th Avenue South West                                    Norman
   164   Retail                 2302-2314 Bissonnet                                            Houston
   165   Multifamily            222 Summit Avenue                                              Seattle
   166   Self Storage           13601 North Santa Fe Avenue                                    Oklahoma City
   167   Self Storage           12118 North Pennsylvania Avenue                                Oklahoma City
   168   Retail                 1438 East Los Angeles Avenue                                   Simi Valley
   169   Retail                 26615 Highway 380 East                                         Aubrey
   170   Retail                 9771 South Eastern Avenue                                      Las Vegas
   171   Multifamily            1017 East Harrison Street                                      Seattle
   172   Retail                 4390 Dallas Fort Worth Turnpike                                Dallas
   173   Industrial             1515 - 1525 Walsh Avenue                                       Santa Clara
   174   Retail                 985 West Riverdale Road                                        Riverdale
   175   Retail                 5225 Sigmon Road                                               Wilmington
   176   Land                   1202 North Berkeley Boulevard                                  Goldsboro
   177   Retail                 1025 East Ray Road                                             Chandler
   178   Retail                 632 Kimmel Road                                                Vincennes
   179   Retail                 2021 Evergreen Avenue                                          Modesto
   180   Manufactured Housing   13216 Northeast 59th Street                                    Vancouver
   181   Retail                 1449 Yamato Road                                               Boca Raton
   182   Industrial             10080 Commerce Park Drive                                      West Chester
   183   Self Storage           5100 South Sooner Road                                         Oklahoma City
   184   Retail                 108 East May Street                                            Winder
   185   Manufactured Housing   375 Oak Avenue                                                 Greenfield
   187   Retail                 1030 South Main Street                                         Santa Ana
   188   Retail                 635 East Indian School Road                                    Phoenix
   189   Retail                 6620 Somerset Boulevard                                        Paramount
   190   Manufactured Housing   1841 George Jenkins Boulevard                                  Lakeland
   191   Mixed Use              920 NE 63rd Street                                             Seattle
   192   Retail                 2100 West Trenton Road                                         Edinburg
   193   Multifamily            14615 Saticoy Street                                           Van Nuys
   194   Office                 420 Lake Cook Road                                             Deerfield
   195   Retail                 1570-1578 West Lane Road                                       Machesney Park
   196   Office                 1850 & 1854 Keller Parkway                                     Keller
   197   Multifamily            460 North Marengo Avenue                                       Pasadena
   198   Multifamily            360 Franklin Avenue                                            Brooklyn
   199   Mixed Use              1400 West Edgewater Avenue                                     Chicago
   200   Retail                 3301 West Davis Street                                         Conroe
   201   Multifamily            5263 15th Avenue NE                                            Seattle
   202   Office                 341 Wallace Road                                               Nashville
   203   Multifamily            7930-7976 170th Place Northeast                                Redmond
   204   Retail                 16911 Highway 99                                               Lynwood
   205   Office                 1801 West White Oak Terrace                                    Conroe
   206   Self Storage           1757 Crossover Road                                            Fayetteville
   207   Retail                 4212 South Mooney Boulevard                                    Visalia
   208   Office                 4305 North Rancho Road                                         Las Vegas
   209   Multifamily            1558 West 206th Street                                         Los Angeles
   210   Multifamily            1607 Greenfield Avenue                                         Westwood
   211   Industrial             2517 South Santa Fe Avenue                                     Vista
   212   Retail                 1012 Alamitos Avenue                                           Long Beach
   213   Multifamily            174 Russell Street                                             Brooklyn
   214   Multifamily            1527 204th Street                                              Torrance
   215   Multifamily            1639 West 219th Street                                         Torrance
   216   Multifamily            302 North Batavia Street                                       Orange
   217   Multifamily            1531 204th Street                                              Torrance
   218   Multifamily            1605 West Torrance Boulevard                                   Torrance

                                                        Cut-Off Date   Original      Monthly P&I Debt   Annual P&I Debt
Loan #   County             State     Zip Code          Balance ($)    Balance ($)   Service ($)        Service ($)
------   ----------------   -------   ---------------   ------------   -----------   ----------------   ---------------
     4   Los Angeles        CA                  90210     79,300,000    79,300,000         417,170.10      5,006,041.20
     7   Various            Various   Various             39,926,997    40,000,000         265,812.48      3,189,749.76
  7.01   Fulton             GA                  30305        961,717       963,475
  7.02   Cobb               GA                  30060        957,775       959,526
  7.03   Bartow             GA                  30121        934,126       935,834
  7.04   Dekalb             GA                  30316        871,063       872,656
  7.05   Gwinnett           GA                  30071        863,180       864,758
  7.06   Cherokee           GA                  30188        859,238       860,810
  7.07   Douglas            GA                  30122        847,414       848,964
  7.08   Cobb               GA                  30168        843,473       845,015
  7.09   Fulton             GA                  30344        843,473       845,015
   7.1   Fulton             GA                  30291        831,648       833,169
  7.11   Clayton            GA                  30349        831,648       833,169
  7.12   Clayton            GA                  30281        827,707       829,220
  7.13   Fulton             GA                  30344        823,765       825,272
  7.14   Fulton             GA                  30328        800,117       801,580
  7.15   Hall               GA                  30542        800,117       801,580
  7.16   Gwinnett           GA                  30039        788,292       789,734
  7.17   Gwinnett           GA                  30039        788,292       789,734
  7.18   Douglas            GA                  30134        784,351       785,785
  7.19   Elbert             GA                  30635        752,819       754,196
   7.2   Fulton             GA                  30324        744,936       746,298
  7.21   Rockdale           GA                  30012        740,995       742,350
  7.22   Paulding           GA                  30132        729,170       730,504
  7.23   Dekalb             GA                  30034        713,405       714,709
  7.24   Fulton             GA                  30315        697,638       698,914
  7.25   Fulton             GA                  30312        693,697       694,966
  7.26   Dekalb             GA                  30035        693,697       694,966
  7.27   Fulton             GA                  30349        673,990       675,222
  7.28   Gwinnett           GA                  30039        673,990       675,222
  7.29   Houston            AL                  36302        670,048       671,274
   7.3   Houston            AL                  36301        670,048       671,274
  7.31   Baldwin            GA                  31061        666,107       667,325
  7.32   Clayton            GA                  30296        650,341       651,530
  7.33   Henry              GA                  30248        642,458       643,633
  7.34   Douglas            GA                  30135        634,575       635,736
  7.35   Forsyth            GA                  30044        634,575       635,736
  7.36   Fulton             GA                  30324        610,926       612,044
  7.37   Cobb               GA                  30067        603,043       604,146
  7.38   Fulton             GA                  30311        603,043       604,146
  7.39   Cobb               GA                  30060        603,043       604,146
   7.4   Clayton            GA                  30236        595,161       596,249
  7.41   Douglas            GA                  30134        591,219       592,300
  7.42   Dawson             GA                  30534        579,395       580,454
  7.43   Forsyth            GA                  31031        579,395       580,454
  7.44   Cherokee           GA                  30114        571,512       572,557
  7.45   Cherokee           GA                  30107        567,570       568,608
  7.46   Cobb               GA                  30144        555,746       556,762
  7.47   Dekalb             GA                  30033        547,863       548,865
  7.48   Hall               GA                  30506        547,863       548,865
  7.49   Cherokee           GA                  30189        508,448       509,378
   7.5   Laurens            GA                  31021        496,624       497,532
  7.51   Catoosa            GA                  30736        465,092       465,943
  7.52   Cobb               GA                  30067        453,268       454,097
  7.53   Fulton             GA                  30310        449,326       450,148
  7.54   Dekalb             GA                  30341        429,619       430,405
  7.55   Dekalb             GA                  30317        409,912       410,662
  7.56   Floyd              GA                  30161    394145.8346      394866.5
  7.57   Fulton             GA                  30306    382321.4545      383020.5
  7.58   Fulton             GA                  30316    358672.6945      359328.5
  7.59   Cobb               GA                  30168    338965.7272      339585.5
   7.6   Bartow             GA                  30164    287726.4143      288252.5
  7.61   Bartow             GA                  30103    248311.9806        248766
  7.62   Walker             GA                  30728    208897.5469      209279.5
         Harris             TX                  77042       31500000      31500000          186233.75           2234805
     9   Harris             TX                  77042       23500000      23500000          138936.29        1667235.48
    10   Harris             TX                  77042        8000000       8000000           47297.46         567569.52
    11   Collin             TX                  75287       30000000      30000000          166448.52        1997382.24
    12   Dakota             MN                  55076       25000000      25000000          120517.36        1446208.32
    13   Cuyahoga           OH                  44113       24600000      24600000          143558.92        1722707.04
    15   Tangipahoa         LA                  70401       23500000      23500000          145918.47        1751021.64
    18   Mesa               CO                  81506       22000000      22000000          134885.97        1618631.64
    19   Warren             KY                  42104       22000000      22000000          126329.44        1515953.28
    20   San Diego          CA                  92024       21500000      21500000          127276.82        1527321.84
    21   Greenville         SC                  29615       19805000      19805000           99333.08        1191996.96
    23   Monroe             NY                  14623       19650000      19650000          113799.76        1365597.12
    26   Cobb               GA                  30101       19200000      19200000          113502.33        1362027.96
    28   San Diego          CA                  92008       19000000      19000000          110758.17        1329098.04
    31   Cobb               GA                  30106       17950000      17950000           97455.34        1169464.08
    32   Jefferson          CO                  80214       17600000      17600000           86335.33        1036023.96
    33   Los Angeles        CA                  91791       17200000      17200000          104675.91        1256110.92
    34   East Baton Rouge   LA                  70810    15471261.14      15500000           92333.26        1107999.12
    37   Mobile             AL                  36608       15000000      15000000           91977.44        1103729.28
    38   Various            TX        Various               14930000      14930000           74376.28         892515.36
 38.01   Denton             TX                  76208        7560000       7560000
 38.02   Tarrant            TX                  76092        7370000       7370000
    39   Various            Various   Various               14240000      14240000           86385.66        1036627.92
 39.01   Waukesha           WI                  53051        6940000       6940000
 39.02   Wake               NC                  27610        4940000       4940000
 39.03   St. Louis          MO                  63042        2360000       2360000
    42   Marion             IN                  46226       13800000      13800000           72371.42         868457.04
    43   Travis             TX                  78745       13800000      13800000           75287.59         903451.08
    44   Wake               NC                  27615       13370000      13370000            78875.1          946501.2
    45   Los Angeles        CA                  90250       13250000      13250000           66568.37         798820.44
    46   Durham             NC                  27601       13150000      13150000           82167.94         986015.28
    47   Franklin           OH                  43202       13000000      13000000           77858.01         934296.12
    48   Cumberland         ME                   4101    12740276.38      12750000           79002.16         948025.92
    49   Ramsey             MN                  55109       12100000      12100000           65407.67         784892.04
    52   Los Angeles        CA                  90004       11700000      11700000            63954.3          767451.6
    53   Various            TX        Various               11500000      11500000           83054.39         996652.68
 53.01   Fort Bend          TX                  77479        4080000       4080000
 53.02   Harris             TX                  77546        2055000       2055000
 53.03   Tarrant            TX                  76015        2025000       2025000
 53.04   Harris             TX                  77070        1695000       1695000
 53.05   Harris             TX                  77074        1645000       1645000
    54   Gwinnett           GA                  30092       11200000      11200000           53327.56         639930.72
    55   Duval              FL                  32277       11120000      11120000           54962.76         659553.12
    56   Monroe             NY        Various               11080000      11080000            64589.5            775074
 56.01   Monroe             NY                  14580        3150000       3150000
 56.02   Monroe             NY                  14546        2260000       2260000
 56.03   Monroe             NY                  14624        1920000       1920000
 56.04   Monroe             NY                  14624        1900000       1900000
 56.05   Monroe             NY                  14580        1850000       1850000
    57   Harris             TX                  77034       11000000      11000000           65569.15          786829.8
    58   Los Angeles        CA                  91301       11000000      11000000           68733.64         824803.68
    65   Contra Costa       CA                  94531        9600000       9600000           45953.33         551439.96
    66   Polk               FL                  33815        9430000       9430000           50013.05          600156.6
    67   Rockingham         NH        03079 and 03038        9250000       9250000           56455.45          677465.4
    68   Harris             TX                  77586        9000000       9000000              42700            512400
    69   Erie               NY                  14225    8962340.236       9000000            56728.4          680740.8
    70   Baltimore City     MD                  21225        8800000       8800000           52224.17         626690.04
    73   Snohomish          WA                  98201        8350000       8350000           49350.72         592208.64
    75   Cook               IL                  60453     8235831.58       8250000           50957.75            611493
    77   Stafford           VA                  22554        7100000       7100000           41208.43         494501.16
    78   Douglas            GA                  30135        6900000       6900000           30924.46         371093.52
    79   Los Angeles        CA                  91356        6870000       6870000           38895.61         466747.32
    80   Bexar              TX                  78203        6850000       6850000           40236.22         482834.64
    81   Wake               NC                  27511        6800000       6800000           41647.89         499774.68
    83   Dekalb             GA                  30346        6720000       6720000           38977.36         467728.32
    84   Spotsylvania       VA                  22401        6500000       6500000           37726.03         452712.36
    86   Harris             TX                  77057     6274979.37       6300000           36365.85          436390.2
    87   Brazos             TX                  77840     6145160.09       6156000           37583.83         451005.96
    88   Henrico            VA                  23220     6095449.32       6100000           38115.93         457391.16
    89   Iredell            NC                  28117     6067230.63       6070000           36389.08         436668.96
    90   Monroe             NY                  14445        6000000       6000000           35703.45          428441.4
    91   Wake               NC                  27609        6000000       6000000           35205.18         422462.16
    93   Pima               AZ                  85710        5850000       5850000           33528.31         402339.72
    94   Cameron            TX                  78256        5775000       5775000           37687.16         452245.92
    95   Maricopa           AZ                  85301        5700000       5700000           32974.54         395694.48
    96   Sacramento         CA                  95630        5480000       5480000           26556.69         318680.28
   100   Salt Lake          UT                  84104        5300000       5300000           25325.17         303902.04
   101   Los Angeles        CA                  91765        5300000       5300000           32254.79         387057.48
   102   Cook               IL                  60201     5296165.67       5300000           33499.61         401995.32
   103   Carson City        NV                  89706     5186149.61       5190000           32497.75            389973
   104   Ventura            CA                  93063        5180000       5180000           28808.95          345707.4
   105   Ellis              TX                  76065        5000000       5000000           30412.87         364954.44
   106   Miami-Dade         FL                  33169        4865896       4865896           28008.48         336101.76
   107   Madison            MS                  39157        4840000       4840000           29267.65          351211.8
   108   Los Angeles        CA                  91203        4750000       4750000           27298.07         327576.84
   109   Pima               AZ                  85711        4720000       4720000           29895.72         358748.64
   110   Cuyahoga           OH                  44128        4700000       4700000           27577.39         330928.68
   111   Minnehaha          SD                  57105        4650000       4650000           26929.71         323156.52
   112   Los Angeles        CA        Various             4596472.62       4600000           28442.77         341313.24
112.01   Los Angeles        CA                  90405    2303354.876   2305122.494
112.02   Los Angeles        CA                  90064    1238693.067   1239643.653
112.03   Los Angeles        CA                  90405    1054424.677   1055233.853
   113   Ventura            CA                  91320        4305000       4305000            23561.5            282738
   115   Otero              NM                  88310        4290000       4290000           26749.99         320999.88
   116   Mecklenburg        NC                  28273     4242465.38       4250000           25864.69         310376.28
   117   Monroe             NY        Various                4200000       4200000           24483.39         293800.68
117.01   Monroe             NY                  14625        1600000       1600000
117.02   Monroe             NY                  14618        1050000       1050000
117.03   Monroe             NY                  14618         950000        950000
117.04   Monroe             NY                  14535         600000        600000
   119   Chatham            GA                  31410     3996552.36       4000000           23597.64         283171.68
   120   Miami-Dade         FL                  33179        3900000       3900000           23232.24         278786.88
   121   Los Angeles        CA                  90716     3877930.65       3880000           22149.42         265793.04
   122   Durham             NC                  27703        3820000       3820000           22074.56         264894.72
   123   Washoe             NV                  89502     3752569.18       3760000           21704.07         260448.84
   124   Orange             NC                  27278        3720000       3720000           21496.69         257960.28
   128   Shasta             CA                  96007        3350000       3350000           16915.64         202987.68
   129   Los Angeles        CA                  90010        3310000       3310000           20283.46         243401.52
   131   Oklahoma           OK                  73142     3164290.76       3170000           19148.65          229783.8
   132   Lexington          SC                  29033        3100000       3100000           18031.72         216380.64
   134   San Diego          CA                  92054        3025000       3025000           17431.46         209177.52
   135   Bernalillo         NM                  87102        3000000       3000000            17774.9          213298.8
   136   San Bernardino     CA                  91730        3000000       3000000           17659.95          211919.4
   137   Los Angeles        CA                  90049     2997500.37       3000000           17947.96         215375.52
   138   Cook               IL                  60601      2997340.2       3000000           17488.13         209857.56
   141   Los Angeles        CA                  90802        2920000       2920000           17151.79         205821.48
   142   Los Angeles        CA                  90403        2890000       2890000           17709.73         212516.76
   143   Fort Bend          TX                  77083        2880000       2880000           17399.64         208795.68
   145   Travis             TX                  78738        2850000       2850000           17068.87         204826.44
   147   Hennepin           MN                  55439        2800000       2800000           16877.53         202530.36
   149   Rock Island        IL                  61265        2725000       2725000           16006.38         192076.56
   150   Oklahoma           OK                  73003     2705119.23       2710000           16369.98         196439.76
   151   Los Angeles        CA                  90805        2700000       2700000           12581.25            150975
   152   Orange             CA                  92663     2695309.93       2700000           16589.26         199071.12
   154   Oconee             GA                  30605        2680000       2680000           16658.41         199900.92
   155   Tarrant            TX                  75062        2635000       2635000           15730.46         188765.52
   156   Los Angeles        CA                  91316        2625000       2625000           15895.13         190741.56
   158   Cleveland          OK                  73159     2555389.38       2560000           15463.89         185566.68
   159   Sacramento         CA                  95831     2545580.56       2550000           15684.21         188210.52
   160   Kings              NY                  11201     2542874.95       2550000            14962.2          179546.4
   161   Riverside          CA                  92504     2495784.49       2500000           15572.23         186866.76
   163   Oklahoma           OK                  73072     2465551.47       2470000           14920.24         179042.88
   164   Harris             TX                  77005        2400000       2400000           14792.83         177513.96
   165   King               WA                  98102     2392979.58       2400000            13777.9          165334.8
   166   Oklahoma           OK                  73102     2375713.56       2380000           14376.59         172519.08
   167   Oklahoma           OK                  73102     2335785.61       2340000           14134.97         169619.64
   168   Ventura            CA                  93065        2327000       2327000           14342.88         172114.56
   169   Denton             TX                  76227        2300000       2300000           14251.37         171016.44
   170   Clark              NV                  89052        2300000       2300000            11925.5            143106
   171   King               WA                  98102        2300000       2300000            11789.1          141469.2
   172   Dallas             TX                  75211     2265649.18       2270000           13304.84         159658.08
   173   Santa Clara        CA                  95050     2126206.74       2130000           12935.22         155222.64
   174   Weber              UT                  84405        2075000       2075000           10073.26         120879.12
   175   New Hanover        NC                  28403        2058000       2058000           12399.78         148797.36
   176   Wayne              NC                  27534        2050000       2050000           12106.88         145282.56
   177   Maricopa           AZ                  85225        2050000       2050000            11989.3          143871.6
   178   Knox               IN                  47591        2000000       2000000           11862.73         142352.76
   179   Stanislaus         CA                  95350        2000000       2000000            12392.5            148710
   180   Clark              WA                  98660     1994307.79       2000000           11633.37         139600.44
   181   Palm Beach         FL                  33487        1950000       1950000           11553.69         138644.28
   182   Butler             OH                  45069     1885147.46       1890000           11526.65          138319.8
   183   Oklahoma           OK                  73135     1873593.47       1875000           11691.43         140297.16
   184   Barrow             GA                  30680        1860000       1860000           11139.68         133676.16
   185   Monterey           CA                  93927        1850000       1850000             9325.8          111909.6
   187   Orange             CA                  92701        1750000       1750000           10616.22         127394.64
   188   Maricopa           AZ                  85012        1750000       1750000           10537.18         126446.16
   189   Los Angeles        CA                  90723        1710000       1710000           10819.61         129835.32
   190   Polk               FL                  33815        1700000       1700000            9016.14         108193.68
   191   King               WA                  98115     1695340.31       1700000           10921.97         131063.64
   192   Hidalgo            TX                  78539      1693282.4       1700000           11046.84         132562.08
   193   Los Angeles        CA                  91405        1650000       1650000            7996.08          95952.96
   194   Lake               IL                  60015      1648755.4       1650000           10266.89         123202.68
   195   Winnebago          IL                  61115     1595580.87       1600000            9439.05          113268.6
   196   Tarrant            TX                  76248     1476518.57       1480000            9374.08         112488.96
   197   Los Angeles        CA                  91101        1400000       1400000            7039.57          84474.84
   198   Kings              NY                  11238    1397644.734       1400000             8729.6          104755.2
   199   Cook               IL                  60660     1397369.44       1400000               8286             99432
   200   Montgomery         TX                  77301     1376380.19       1380000            8336.01         100032.12
   201   King               WA                  98105        1300000       1300000            7903.14          94837.68
   202   Davidson           TN                  37211      1296678.2       1300000            7945.23          95342.76
   203   King               WA                  98052     1247793.93       1250000            7623.45           91481.4
   204   Snohomish          WA                  98037     1196904.28       1200000            7302.97          87635.64
   205   Montgomery         TX                  77304     1176763.55       1180000            6983.92          83807.04
   206   Washington         AR                  72701     1121964.07       1125000            7289.71          87476.52
   207   Tulare             CA                  93277        1105000       1105000            6782.13          81385.56
   208   Clark              NV                  89130     1089065.27       1100000            9341.96         112103.52
   209   Los Angeles        CA                  90501     1047902.24       1050000            6027.83          72333.96
   210   Los Angeles        CA                  90025      997407.91       1000000            6072.87          72874.44
   211   San Diego          CA                  92083      996210.69       1000000            6640.03          79680.36
   212   Los Angeles        CA                  90813      898482.42        900000               5606             67272
   213   Kings              NY                  11222         848000        848000            5387.08          64644.96
   214   Los Angeles        CA                  90501    818361.7463        820000            4707.45           56489.4
   215   Los Angeles        CA                  90501      786425.68        788000            4523.74          54284.88
   216   Orange             CA                  92868      698789.58        700000            4310.02          51720.24
   217   Los Angeles        CA                  90501      688621.47        690000            3961.15           47533.8
   218   Los Angeles        CA                  90501      494011.05        495000            2841.69          34100.28

                                                                                                Net
         Interest   Primary         Master          Trustee and        Sub Servicin   Admin.    Mortgage
Loan #   Rate %     Servicing Fee   Servicing Fee   Paying Agent Fee   Fee Rate       Fee %     Rate %     Accrual Type   Term
------   --------   -------------   -------------   ----------------   ------------   -------   --------   ------------   ----
     4     6.2093           0.010           0.010            0.00085                  0.02085    6.18845   Actual/360       84
     7     6.7700           0.010           0.010            0.00085                  0.02085    6.74915   Actual/360      120
  7.01
  7.02
  7.03
  7.04
  7.05
  7.06
  7.07
  7.08
  7.09
   7.1
  7.11
  7.12
  7.13
  7.14
  7.15
  7.16
  7.17
  7.18
  7.19
   7.2
  7.21
  7.22
  7.23
  7.24
  7.25
  7.26
  7.27
  7.28
  7.29
   7.3
  7.31
  7.32
  7.33
  7.34
  7.35
  7.36
  7.37
  7.38
  7.39
   7.4
  7.41
  7.42
  7.43
  7.44
  7.45
  7.46
  7.47
  7.48
  7.49
   7.5
  7.51
  7.52
  7.53
  7.54
  7.55
  7.56
  7.57
  7.58
  7.59
   7.6
  7.61
  7.62
             5.87            0.01            0.01            0.00085                  0.02085    5.84915   Actual/360      120
     9       5.87            0.01            0.01            0.00085           0.04   0.06085    5.80915   Actual/360      120
    10       5.87            0.01            0.01            0.00085           0.04   0.06085    5.80915   Actual/360      120
    11       5.11            0.01            0.01            0.00085           0.04   0.06085    5.04915   Actual/360      120
    12       5.69            0.01            0.01            0.00085                  0.02085    5.66915   Actual/360       84
    13       5.75            0.01            0.01            0.00085                  0.02085    5.72915   Actual/360      120
    15       6.33            0.01            0.01            0.00085                  0.02085    6.30915   Actual/360      120
    18       6.21            0.01            0.01            0.00085                  0.02085    6.18915   Actual/360      120
    19       6.06                            0.01            0.00085           0.05   0.06085    5.99915   Actual/360      120
    20      5.882            0.01            0.01            0.00085                  0.02085    5.86115   Actual/360      120
    21       5.92            0.01            0.01            0.00085                  0.02085    5.89915   Actual/360       60
    23       5.68            0.01            0.01            0.00085                  0.02085    5.65915   Actual/360      120
    26       6.31            0.01            0.01            0.00085                  0.02085    6.28915   Actual/360      120
    28       5.74            0.01            0.01            0.00085                  0.02085    5.71915   Actual/360      120
    31       5.59            0.01            0.01            0.00085                  0.02085    5.56915   Actual/360      120
    32       5.79            0.01            0.01            0.00085                  0.02085    5.76915   Actual/360      120
    33       6.14            0.01            0.01            0.00085                  0.02085    6.11915   Actual/360      120
    34       5.94            0.01            0.01            0.00085                  0.02085    5.91915   Actual/360      120
    37      6.211            0.01            0.01            0.00085                  0.02085    6.19015   Actual/360      120
    38       5.88            0.01            0.01            0.00085                  0.02085    5.85915   Actual/360      120
 38.01
 38.02
    39       6.11            0.01            0.01            0.00085                  0.02085    6.08915   Actual/360      120
 39.01
 39.02
 39.03
    42       6.19            0.01            0.01            0.00085                  0.02085    6.16915   Actual/360      120
    43       5.63            0.01            0.01            0.00085                  0.02085    5.60915   Actual/360      120
    44       5.85            0.01            0.01            0.00085                  0.02085    5.82915   Actual/360      120
    45       5.93            0.01            0.01            0.00085                  0.02085    5.90915   Actual/360      120
    46       6.39            0.01            0.01            0.00085                  0.02085    6.36915   Actual/360      120
    47       5.99            0.01            0.01            0.00085                  0.02085    5.96915   Actual/360      120
    48       6.31            0.01            0.01            0.00085                  0.02085    6.28915   Actual/360      120
    49      5.554            0.01            0.01            0.00085                  0.02085    5.53315   Actual/360      120
    52      5.646            0.01            0.01            0.00085                  0.02085    5.62515   Actual/360      120
    53        6.1            0.01            0.01            0.00085                  0.02085    6.07915   Actual/360      120
 53.01
 53.02
 53.03
 53.04
 53.05
    54       5.62            0.01            0.01            0.00085                  0.02085    5.59915   Actual/360      120
    55      5.834            0.01            0.01            0.00085           0.05   0.07085    5.76315   Actual/360       60
    56       5.74            0.01            0.01            0.00085                  0.02085    5.71915   Actual/360      120
 56.01
 56.02
 56.03
 56.04
 56.05
    57      5.946            0.01            0.01            0.00085           0.04   0.06085    5.88515   Actual/360      115
    58       6.39            0.01            0.01            0.00085                  0.02085    6.36915   Actual/360      120
    65       5.65            0.01            0.01            0.00085                  0.02085    5.62915   Actual/360      120
    66       6.26            0.01            0.01            0.00085                  0.02085    6.23915   Actual/360       60
    67      6.167            0.01            0.01            0.00085                  0.02085    6.14615   Actual/360      120
    68        5.6            0.01            0.01            0.00085                  0.02085    5.57915   Actual/360       84
    69       5.77            0.01            0.01            0.00085                  0.02085    5.74915   Actual/360      108
    70      5.905            0.01            0.01            0.00085                  0.02085    5.88415   Actual/360      120
    73      5.867            0.01            0.01            0.00085                  0.02085    5.84615   Actual/360      120
    75       6.28            0.01            0.01            0.00085                  0.02085    6.25915   Actual/360      120
    77        5.7            0.01            0.01            0.00085                  0.02085    5.67915   Actual/360      120
    78       5.29            0.01            0.01            0.00085                  0.02085    5.26915   Actual/360      120
    79       5.94            0.01            0.01            0.00085                  0.02085    5.91915   Actual/360      120
    80       5.81            0.01            0.01            0.00085           0.05   0.07085    5.73915   Actual/360      120
    81        6.2            0.01            0.01            0.00085                  0.02085    6.17915   Actual/360      120
    83      5.694            0.01            0.01            0.00085                  0.02085    5.67315   Actual/360      120
    84        5.7            0.01            0.01            0.00085                  0.02085    5.67915   Actual/360      120
    86       5.65            0.01            0.01            0.00085                  0.02085    5.62915   Actual/360      120
    87       6.17            0.01            0.01            0.00085                  0.02085    6.14915   Actual/360      120
    88       6.39            0.01            0.01            0.00085                  0.02085    6.36915   Actual/360      120
    89      6.432            0.01            0.01            0.00085                  0.02085    6.41115   Actual/360      120
    90       5.93            0.01            0.01            0.00085                  0.02085    5.90915   Actual/360      120
    91        5.8            0.01            0.01            0.00085                  0.02085    5.77915   Actual/360      120
    93      5.585            0.01            0.01            0.00085                  0.02085    5.56415   Actual/360      120
    94       6.81            0.01            0.01            0.00085                  0.02085    6.78915   Actual/360      120
    95       5.67            0.01            0.01            0.00085                  0.02085    5.64915   Actual/360      120
    96       5.72            0.01            0.01            0.00085                  0.02085    5.69915   Actual/360      120
   100       5.64            0.01            0.01            0.00085                  0.02085    5.61915   Actual/360      120
   101       6.14            0.01            0.01            0.00085                  0.02085    6.11915   Actual/360      120
   102        6.5            0.01            0.01            0.00085                  0.02085    6.47915   Actual/360      120
   103       6.41            0.01            0.01            0.00085                  0.02085    6.38915   Actual/360      120
   104       5.79            0.01            0.01            0.00085                  0.02085    5.76915   Actual/360      120
   105      6.135            0.01            0.01            0.00085                  0.02085    6.11415   Actual/360      120
   106      5.735            0.01            0.01            0.00085                  0.02085    5.71415   Actual/360      120
   107       6.08            0.01            0.01            0.00085                  0.02085    6.05915   Actual/360      120
   108      6.067            0.01            0.01            0.00085                  0.02085    6.04615   Actual/360      120
   109       6.52            0.01            0.01            0.00085                  0.02085    6.49915   Actual/360      120
   110        5.8            0.01            0.01            0.00085                  0.02085    5.77915   Actual/360      120
   111       5.68            0.01            0.01            0.00085           0.06   0.08085    5.59915   Actual/360      120
   112       6.29            0.01            0.01            0.00085                  0.02085    6.26915   Actual/360      120
112.01
112.02
112.03
   113       6.46            0.01            0.01            0.00085                  0.02085    6.43915   Actual/360      120
   115       6.37            0.01            0.01            0.00085                  0.02085    6.34915   Actual/360      120
   116       6.14            0.01            0.01            0.00085                  0.02085    6.11915   Actual/360      120
   117       5.74            0.01            0.01            0.00085                  0.02085    5.71915   Actual/360      120
117.01
117.02
117.03
117.04
   119       5.85            0.01            0.01            0.00085                  0.02085    5.82915   Actual/360      120
   120       5.94            0.01            0.01            0.00085                  0.02085    5.91915   Actual/360       60
   121       6.01            0.01            0.01            0.00085                  0.02085    5.98915   Actual/360      120
   122       5.66            0.01            0.01            0.00085                  0.02085    5.63915   Actual/360      120
   123       5.65            0.01            0.01            0.00085                  0.02085    5.62915   Actual/360      120
   124       5.66            0.01            0.01            0.00085                  0.02085    5.63915   Actual/360      120
   128       5.96            0.01            0.01            0.00085                  0.02085    5.93915   Actual/360      120
   129      6.205            0.01            0.01            0.00085                  0.02085    6.18415   Actual/360      120
   131       6.07            0.01            0.01            0.00085                  0.02085    6.04915   Actual/360      120
   132       5.72            0.01            0.01            0.00085                  0.02085    5.69915   Actual/360      120
   134       6.09            0.01            0.01            0.00085                  0.02085    6.06915   Actual/360      120
   135       5.89            0.01            0.01            0.00085                  0.02085    5.86915   Actual/360      120
   136       5.83            0.01            0.01            0.00085                  0.02085    5.80915   Actual/360      120
   137       5.98            0.01            0.01            0.00085                  0.02085    5.95915   Actual/360      120
   138       5.74            0.01            0.01            0.00085                  0.02085    5.71915   Actual/360      120
   141       5.81            0.01            0.01            0.00085           0.05   0.07085    5.73915   Actual/360      120
   142      6.205            0.01            0.01            0.00085                  0.02085    6.18415   Actual/360      120
   143        6.5            0.01            0.01            0.00085                  0.02085    6.47915   Actual/360      120
   145       5.99            0.01            0.01            0.00085                  0.02085    5.96915   Actual/360      120
   147       6.05            0.01            0.01            0.00085                  0.02085    6.02915   Actual/360      120
   149       5.81            0.01            0.01            0.00085                  0.02085    5.78915   Actual/360      120
   150       6.07            0.01            0.01            0.00085                  0.02085    6.04915   Actual/360      120
   151        5.5            0.01            0.01            0.00085                  0.02085    5.47915   Actual/360      120
   152       6.23            0.01            0.01            0.00085                  0.02085    6.20915   Actual/360      120
   154       6.34            0.01            0.01            0.00085                  0.02085    6.31915   Actual/360      120
   155       5.96            0.01            0.01            0.00085                  0.02085    5.93915   Actual/360      120
   156       6.52            0.01            0.01            0.00085                  0.02085    6.49915   Actual/360      120
   158       6.07            0.01            0.01            0.00085                  0.02085    6.04915   Actual/360      120
   159       6.24            0.01            0.01            0.00085                  0.02085    6.21915   Actual/360      120
   160        5.8            0.01            0.01            0.00085                  0.02085    5.77915   Actual/360      120
   161       6.36            0.01            0.01            0.00085                  0.02085    6.33915   Actual/360      120
   163       6.07            0.01            0.01            0.00085                  0.02085    6.04915   Actual/360      120
   164       6.26            0.01            0.01            0.00085                  0.02085    6.23915   Actual/360      120
   165        5.6            0.01            0.01            0.00085                  0.02085    5.57915   Actual/360      120
   166       6.07            0.01            0.01            0.00085                  0.02085    6.04915   Actual/360      120
   167       6.07            0.01            0.01            0.00085                  0.02085    6.04915   Actual/360      120
   168       6.26            0.01            0.01            0.00085                  0.02085    6.23915   Actual/360      120
   169       6.31            0.01            0.01            0.00085           0.06   0.08085    6.22915   Actual/360      120
   170       6.12            0.01            0.01            0.00085                  0.02085    6.09915   Actual/360      120
   171       6.05            0.01            0.01            0.00085                  0.02085    6.02915   Actual/360      120
   172       5.79            0.01            0.01            0.00085                  0.02085    5.76915   Actual/360      120
   173       6.12            0.01            0.01            0.00085                  0.02085    6.09915   Actual/360      120
   174       5.73            0.01            0.01            0.00085                  0.02085    5.70915   Actual/360      120
   175       6.33            0.01            0.01            0.00085                  0.02085    6.30915   Actual/360      120
   176       5.86            0.01            0.01            0.00085                  0.02085    5.83915   Actual/360      120
   177       5.77            0.01            0.01            0.00085                  0.02085    5.74915   Actual/360      120
   178        5.9            0.01            0.01            0.00085                  0.02085    5.87915   Actual/360      120
   179       6.31            0.01            0.01            0.00085                  0.02085    6.28915   Actual/360      120
   180       5.72            0.01            0.01            0.00085           0.05   0.07085    5.64915   Actual/360      120
   181       5.89            0.01            0.01            0.00085                  0.02085    5.86915   Actual/360      120
   182       6.16            0.01            0.01            0.00085                  0.02085    6.13915   Actual/360      120
   183       6.37            0.01            0.01            0.00085                  0.02085    6.34915   Actual/360      120
   184       5.99            0.01            0.01            0.00085                  0.02085    5.96915   Actual/360      120
   185       5.95            0.01            0.01            0.00085                  0.02085    5.92915   Actual/360       60
   187       6.11            0.01            0.01            0.00085                  0.02085    6.08915   Actual/360      120
   188       6.04            0.01            0.01            0.00085                  0.02085    6.01915   Actual/360      120
   189       6.51            0.01            0.01            0.00085                  0.02085    6.48915   Actual/360      120
   190       6.26            0.01            0.01            0.00085                  0.02085    6.23915   Actual/360       60
   191       5.97            0.01            0.01            0.00085                  0.02085    5.94915   Actual/360      300
   192       6.09            0.01            0.01            0.00085                  0.02085    6.06915   Actual/360      120
   193       5.72            0.01            0.01            0.00085                  0.02085    5.69915   Actual/360      120
   194       6.35            0.01            0.01            0.00085                  0.02085    6.32915   Actual/360      120
   195       5.85            0.01            0.01            0.00085                  0.02085    5.82915   Actual/360      120
   196       6.52            0.01            0.01            0.00085                  0.02085    6.49915   Actual/360      120
   197      5.935            0.01            0.01            0.00085                  0.02085    5.91415   Actual/360      120
   198       6.37            0.01            0.01            0.00085                  0.02085    6.34915   Actual/360      360
   199       5.88            0.01            0.01            0.00085                  0.02085    5.85915   Actual/360      120
   200       6.07            0.01            0.01            0.00085                  0.02085    6.04915   Actual/360      120
   201       6.13            0.01            0.01            0.00085                  0.02085    6.10915   Actual/360      120
   202       6.18            0.01            0.01            0.00085                  0.02085    6.15915   Actual/360      120
   203       6.16            0.01            0.01            0.00085                  0.02085    6.13915   Actual/360      120
   204       6.14            0.01            0.01            0.00085                  0.02085    6.11915   Actual/360      120
   205       5.88            0.01            0.01            0.00085           0.05   0.07085    5.80915   Actual/360      120
   206       6.06            0.01            0.01            0.00085                  0.02085    6.03915   Actual/360      120
   207       6.22            0.01            0.01            0.00085                  0.02085    6.19915   Actual/360      120
   208        6.1            0.01            0.01            0.00085                  0.02085    6.07915   Actual/360      120
   209        5.6            0.01            0.01            0.00085                  0.02085    5.57915   Actual/360      120
   210       6.12            0.01            0.01            0.00085                  0.02085    6.09915   Actual/360      360
   211       6.32            0.01            0.01            0.00085                  0.02085    6.29915   Actual/360      120
   212       6.36            0.01            0.01            0.00085                  0.02085    6.33915   Actual/360      120
   213       6.18            0.01            0.01            0.00085                  0.02085    6.15915   Actual/360      360
   214        5.6            0.01            0.01            0.00085                  0.02085    5.57915   Actual/360      120
   215        5.6            0.01            0.01            0.00085                  0.02085    5.57915   Actual/360      120
   216       6.25            0.01            0.01            0.00085                  0.02085    6.22915   Actual/360      120
   217        5.6            0.01            0.01            0.00085                  0.02085    5.57915   Actual/360      120
   218        5.6            0.01            0.01            0.00085                  0.02085    5.57915   Actual/360      120

         Monthly
         Payment               Maturity/   Amort                                        ARD       Environmental   Cross
Loan #   Date      Rem. Term   ARD Date    Term    Rem. Amort   Title Type   ARD Loan   Step Up   Insurance       Defaulted
------   -------   ---------   ---------   -----   ----------   ----------   --------   -------   -------------   ---------
     4         8          84   8/8/2014        0            0   Fee                               No
     7         8         118   6/8/2017      336          334   Fee                               No
  7.01                                                          Fee                               No
  7.02                                                          Fee                               No
  7.03                                                          Fee                               No
  7.04                                                          Fee                               No
  7.05                                                          Fee                               No
  7.06                                                          Fee                               No
  7.07                                                          Fee                               No
  7.08                                                          Fee                               No
  7.09                                                          Fee                               No
   7.1                                                          Fee                               No
  7.11                                                          Fee                               No
  7.12                                                          Fee                               No
  7.13                                                          Fee                               No
  7.14                                                          Fee                               No
  7.15                                                          Fee                               No
  7.16                                                          Fee                               No
  7.17                                                          Fee                               No
  7.18                                                          Fee                               No
  7.19                                                          Fee                               No
   7.2                                                          Fee                               No
  7.21                                                          Fee                               No
  7.22                                                          Fee                               No
  7.23                                                          Fee                               No
  7.24                                                          Fee                               No
  7.25                                                          Fee                               No
  7.26                                                          Fee                               No
  7.27                                                          Fee                               No
  7.28                                                          Fee                               No
  7.29                                                          Fee                               No
   7.3                                                          Fee                               No
  7.31                                                          Fee                               No
  7.32                                                          Fee                               No
  7.33                                                          Fee                               No
  7.34                                                          Fee                               No
  7.35                                                          Fee                               No
  7.36                                                          Fee                               No
  7.37                                                          Fee                               No
  7.38                                                          Fee                               No
  7.39                                                          Fee                               No
   7.4                                                          Fee                               No
  7.41                                                          Fee                               No
  7.42                                                          Fee                               No
  7.43                                                          Fee                               No
  7.44                                                          Fee                               No
  7.45                                                          Fee                               No
  7.46                                                          Fee                               No
  7.47                                                          Fee                               No
  7.48                                                          Fee                               No
  7.49                                                          Fee                               No
   7.5                                                          Fee                               No
  7.51                                                          Fee                               No
  7.52                                                          Fee                               No
  7.53                                                          Fee                               No
  7.54                                                          Fee                               No
  7.55                                                          Fee                               No
  7.56                                                          Fee                               No
  7.57                                                          Fee                               No
  7.58                                                          Fee                               No
  7.59                                                          Fee                               No
   7.6                                                          Fee                               No
  7.61                                                          Fee                               No
  7.62                                                          Fee                               No
               8         111       42682     360          360   Fee                               No              Yes
     9         8         111       42682     360          360   Fee                               No              Yes
    10         8         111       42682     360          360   Fee                               No              Yes
    11         8         117       42863     420          420   Fee                               No
    12         8          82       41798       0            0   Fee                               No
    13         8         119       42924     360          360   Fee                               No
    15         8         120       42955     360          360   Fee                               No
    18         8         120       42955     360          360   Fee                               No
    19         8         118       42894     420          420   Fee                               No
    20         8         118       42894     360          360   Fee                               No
    21         8          54       40947       0            0   Fee                               No
    23         8         120       42955     360          360   Fee                               No
    26         8         120       42955     420          420   Fee                               No
    28         8         120       42955     360          360   Leasehold                         No
    31         8         119   7/8/2017      420          420   Fee                               No
    32         8         117       42863       0            0   Fee                               No
    33         8         120   8/8/2017      360          360   Fee                               No
    34         8         118   6/8/2017      360          358   Fee                               No
    37         8         120       42955     360          360   Leasehold                         No
    38         8         118       42894       0            0   Fee                               No
 38.01                                                          Fee                               No
 38.02                                                          Fee                               No
    39         8         118       42894     360          360   Fee                               No
 39.01                                                          Fee                               No
 39.02                                                          Fee                               No
 39.03                                                          Fee                               No
    42         8         118       42894       0            0   Fee                               No
    43         8         115       42802     420          420   Fee                               No
    44         8         118       42894     360          360   Fee                               No
    45         8         118   6/8/2017        0            0   Fee                               No
    46         8         120       42955     360          360   Fee                               No
    47         8         117       42863     360          360   Fee                               No
    48         8         119       42924     360          359   Leasehold                         No
    49         8         116   4/8/2017      420          420   Fee                               No
    52         8         118       42894     420          420   Fee                               No
    53         8         120       42955     240          240   Fee                               No
 53.01                                                          Fee                               No
 53.02                                                          Fee                               No
 53.03                                                          Fee                               No
 53.04                                                          Fee                               No
 53.05                                                          Fee                               No
    54         8         117       42863       0            0   Fee                               No
    55         8          57       41037       0            0   Fee                               No
    56         8         119       42924     360          360   Fee                               No
 56.01                                                          Fee                               No
 56.02                                                          Fee                               No
 56.03                                                          Fee                               No
 56.04                                                          Fee                               No
 56.05                                                          Fee                               No
    57         8         111   11/8/2016     360          360   Fee                               No
    58         8         119       42924     360          360   Fee                               No
    65         8         117       42863       0            0   Leasehold                         No
    66         8          58       41068       0            0   Fee                               No
    67         8         120       42955     360          360   Fee                               No
    68         8          81       41767       0            0   Fee                               No
    69         8         105       42498     300          297   Fee                               No
    70         8         117       42863     360          360   Fee                               No
    73         8         120       42955     360          360   Fee                               No
    75         8         118       42894     360          358   Fee                               No
    77         8         118       42894     360          360   Fee                               No
    78         8         117       42863       0            0   Fee                               No
    79         8         120       42955     420          420   Fee                               No
    80         8         118       42894     360          360   Fee                               No
    81         8         119       42924     360          360   Fee                               No
    83         8         118       42894     360          360   Fee                               No
    84         8         118       42894     360          360   Fee                               No
    86         8         116       42833     360          356   Fee                               No
    87         8         118       42894     360          358   Fee                               No
    88         8         119       42924     360          359   Fee                               No
    89         8         119       42924     420          419   Fee                               No
    90         8         118       42894     360          360   Fee                               No
    91         8         118       42894     360          360   Fee                               No
    93         8         119   7/8/2017      360          360   Fee                               No
    94         8         120       42955     360          360   Fee                               No
    95         8         117       42863     360          360   Fee                               No
    96         8         117       42863       0            0   Fee                               No
   100         8         118       42894       0            0   Fee                               No
   101         8         119   7/8/2017      360          360   Fee                               No
   102         8         119   7/8/2017      360          359   Fee                               No
   103         8         119   7/8/2017      360          359   Fee                               No
   104         8         118       42894     420          420   Fee                               No
   105         8         118       42894     360          360   Fee                               No
   106         8         118       42894     372          372   Fee                               No
   107         8         119       42924     360          360   Fee                               No
   108         8         120   8/8/2017      420          420   Fee                               No
   109         8         120       42955     360          360   Fee                               No
   110         8         116       42833     360          360   Fee                               No
   111         8         117       42863     360          360   Fee                               No
   112         8         119   7/8/2017      360          359   Fee                               No
112.01                                                          Fee                               No
112.02                                                          Fee                               No
112.03                                                          Fee                               No
   113         8         119   7/8/2017        0            0   Fee                               No
   115         8         119       42924     360          360   Fee                               No
   116         8         118       42894     360          358   Fee                               No
   117         8         119       42924     360          360   Fee                               No
117.01                                                          Fee                               No
117.02                                                          Fee                               No
117.03                                                          Fee                               No
117.04                                                          Fee                               No
   119         8         119   7/8/2017      360          359   Fee                               No
   120         8          58       41068     360          360   Fee                               No
   121         8         119       42924     420          419   Fee                               No
   122         8         118   6/8/2017      360          360   Fee                               No
   123         8         118       42894     360          358   Fee                               No
   124         8         118   6/8/2017      360          360   Fee                               No
   128         8         118   6/8/2017        0            0   Fee                               No
   129         8         120       42955     360          360   Fee                               No
   131         8         118   6/8/2017      360          358   Fee                               No
   132         8         118   6/8/2017      360          360   Fee                               No
   134         8         120       42955     420          420   Fee                               No
   135         8         118   6/8/2017      360          360   Fee                               No
   136         8         117   5/8/2017      360          360   Fee                               No
   137         8         119       42924     360          359   Fee                               No
   138         8         119       42924     360          359   Fee                               No
   141         8         119       42924     360          360   Fee                               No
   142         8         120       42955     360          360   Fee                               No
   143         8         120       42955     420          420   Fee                               No
   145         8         118   6/8/2017      360          360   Fee                               No
   147         8         119   7/8/2017      360          360   Fee                               No
   149         8         119       42924     360          360   Fee                               No
   150         8         118       42894     360          358   Fee                               No
   151         8         117       42863       0            0   Fee                               No
   152         8         118       42894     360          358   Fee                               No
   154         8         120       42955     360          360   Fee                               No
   155         8         118       42894     360          360   Fee                               No
   156         8         120       42955     420          420   Fee                               No
   158         8         118       42894     360          358   Fee                               No
   159         8         118       42894     360          358   Fee                               No
   160         8         117       42863     360          357   Fee                               No
   161         8         118       42894     360          358   Fee                               No
   163         8         118       42894     360          358   Fee                               No
   164         8         119       42924     360          360   Fee                               No
   165         8         117   5/8/2017      360          357   Fee                               No
   166         8         118       42894     360          358   Fee                               No
   167         8         118       42894     360          358   Fee                               No
   168         8         120   8/8/2017      360          360   Fee                               No
   169         8         120       42955     360          360   Fee                               No
   170         8         119   7/8/2017        0            0   Fee                               No
   171         8         119   7/8/2017        0            0   Fee                               No
   172         8         118       42894     360          358   Fee                               No
   173         8         118       42894     360          358   Fee                               No
   174         8         118       42894       0            0   Fee                               No
   175         8         120       42955     396          396   Fee                               No
   176         8         119   7/8/2017      360          360   Fee                               No
   177         8         118       42894     360          360   Fee                               No
   178         8         118       42894     360          360   Fee                               No
   179         8         120       42955     360          360   Fee                               No
   180         8         117       42863     360          357   Fee                               No
   181         8         118   6/8/2017      360          360   Fee                               No
   182         8         117       42863     360          357   Fee                               No
   183         8         119   7/8/2017      360          359   Fee                               No
   184         8         118       42894     360          360   Fee                               No
   185         8          58       41068       0            0   Fee                               No
   187         8         119       42924     360          360   Fee                               No
   188         8         118   6/8/2017      360          360   Fee                               No
   189         8         120   8/8/2017      360          360   Fee                               No
   190         8          58   6/8/2012        0            0   Fee                               No
   191         8         298       48373     300          298   Fee          Hybrid               No
   192         8         117   5/8/2017      300          297   Fee                               No
   193         8         118       42894       0            0   Fee                               No
   194         8         119       42924     360          359   Fee                               No
   195         8         117       42863     360          357   Fee                               No
   196         8         117       42863     360          357   Fee                               No
   197         8         118       42894       0            0   Fee                               No
   198         8         358       50199     360          358   Fee          Hybrid               No
   199         8         118       42894     360          358   Fee                               No
   200         8         117   5/8/2017      360          357   Fee                               No
   201         8         118       42894     360          360   Fee                               No
   202         8         117   5/8/2017      360          357   Fee                               No
   203         8         118   6/8/2017      360          358   Fee                               No
   204         8         117   5/8/2017      360          357   Fee                               No
   205         8         117   5/8/2017      360          357   Fee                               No
   206         8         118   6/8/2017      300          298   Fee                               No
   207         8         119       42924     360          360   Fee                               No
   208         8         117   5/8/2017      180          177   Fee                               No
   209         8         118       42894     360          358   Fee                               No
   210         8         357       50168     360          357   Fee          Hybrid               No
   211         8         117       42863     300          297   Fee                               No
   212         8         118   6/8/2017      360          358   Fee                               No
   213         8         357       50168     324          324   Fee          Hybrid               No
   214         8         118       42894     360          358   Fee                               No
   215         8         118       42894     360          358   Fee                               No
   216         8         118   6/8/2017      360          358   Fee                               No
   217         8         118       42894     360          358   Fee                               No
   218         8         118       42894     360          358   Fee                               No

                          Partial                                                               Upfront       Upfront
         Cross            Defeasance   Letter of   Lockbox                           Holdback   Engineering   Capex
Loan #   Collateralized   Allowed      Credit      Type                              Amount     Reserve ($)   Reserve ($)
------   --------------   ----------   ---------   -------------------------------   --------   -----------   -----------
     4                                             Hard
     7                    Yes                      None at Closing, Springing Hard
  7.01
  7.02
  7.03
  7.04
  7.05
  7.06
  7.07
  7.08
  7.09
   7.1
  7.11
  7.12
  7.13
  7.14
  7.15
  7.16
  7.17
  7.18
  7.19
   7.2
  7.21
  7.22
  7.23
  7.24
  7.25
  7.26
  7.27
  7.28
  7.29
   7.3
  7.31
  7.32
  7.33
  7.34
  7.35
  7.36
  7.37
  7.38
  7.39
   7.4
  7.41
  7.42
  7.43
  7.44
  7.45
  7.46
  7.47
  7.48
  7.49
   7.5
  7.51
  7.52
  7.53
  7.54
  7.55
  7.56
  7.57
  7.58
  7.59
   7.6
  7.61
  7.62
         Yes              Yes                      Soft                                              256194
     9   Yes              Yes                      Soft                                              249944
    10   Yes              Yes                      Soft                                                6250
    11                                             Soft
    12
    13                                             Hard                                                6375
    15                                                                                                31875
    18                                             Hard
    19
    20
    21                                                                                                             119700
    23                                                                                               145625
    26
    28                                             Hard
    31                                             Hard
    32                                             Hard
    33
    34
    37
    38                    Yes
 38.01
 38.02
    39                    Yes                      Hard                                                2000       3731.98
 39.01
 39.02
 39.03
    42
    43                                             Hard                                                            100000
    44                                             Hard
    45
    46                    Yes                      Hard
    47
    48
    49                                             Hard                                                             80000
    52                                                                                                             645.83
    53                                             Hard                                             18437.5
 53.01
 53.02
 53.03
 53.04
 53.05
    54                                             None at Closing, Springing Hard                                 225000
    55                                             Soft
    56                                                                                                 1250
 56.01
 56.02
 56.03
 56.04
 56.05
    57                                             Soft
    58
    65                                                                                                  250           439
    66
    67                                             Hard
    68
    69
    70                                             Soft
    73                    Yes
    75
    77
    78
    79                                             Hard
    80                    Yes                      Hard                                               11250
    81
    83
    84
    86
    87                                                                                                            1736000
    88
    89                                             Hard
    90                                             Hard
    91                                 Yes         Hard
    93
    94                                             Hard
    95                                             Hard                                             10937.5
    96
   100                                             Hard
   101
   102
   103                                                                                                12500
   104
   105
   106
   107                                                                                                37090
   108                                                                                                             374.71
   109                                             None at Closing, Springing Hard                                 494.71
   110                                                                                               8437.5
   111                                             Hard
   112
112.01
112.02
112.03
   113
   115
   116
   117                    Yes
117.01
117.02
117.03
117.04
   119
   120
   121
   122                                             Hard
   123                                                                                                              10000
   124                                             Hard
   128
   129
   131
   132
   134
   135
   136                                                                                                              31500
   137
   138
   141
   142
   143
   145
   147
   149
   150
   151
   152
   154
   155
   156
   158
   159
   160
   161                                             None at Closing, Springing Hard
   163
   164
   165
   166
   167
   168
   169
   170                                             Hard
   171
   172
   173
   174
   175
   176
   177
   178
   179
   180
   181
   182                                                                                                50000
   183
   184
   185
   187
   188
   189
   190
   191
   192                                                                                                               5800
   193
   194
   195
   196
   197                                                                                                              10000
   198
   199
   200
   201
   202
   203
   204
   205
   206
   207
   208
   209
   210
   211
   212
   213
   214
   215
   216
   217
   218

         Upfront       Upfront       Upfront       Upfront       Monthly       Monthly           Monthly       Monthly
         TI/LC         RE Tax        Ins.          Other         Capex         Capex             TI/LC         TI/LC
Loan #   Reserve ($)   Reserve ($)   Reserve ($)   Reserve ($)   Reserve ($)   Reserve Cap ($)   Reserve ($)   Reserve Cap ($)
------   -----------   -----------   -----------   -----------   -----------   ---------------   -----------   ---------------
     4                     456,455       265,608                     176,628
     7                                   224,090     1,406,694
  7.01
  7.02
  7.03
  7.04
  7.05
  7.06
  7.07
  7.08
  7.09
   7.1
  7.11
  7.12
  7.13
  7.14
  7.15
  7.16
  7.17
  7.18
  7.19
   7.2
  7.21
  7.22
  7.23
  7.24
  7.25
  7.26
  7.27
  7.28
  7.29
   7.3
  7.31
  7.32
  7.33
  7.34
  7.35
  7.36
  7.37
  7.38
  7.39
   7.4
  7.41
  7.42
  7.43
  7.44
  7.45
  7.46
  7.47
  7.48
  7.49
   7.5
  7.51
  7.52
  7.53
  7.54
  7.55
  7.56
  7.57
  7.58
  7.59
   7.6
  7.61
  7.62
                            565000                                   16437.5
     9                    417456.5                                  12333.33
    10                    147543.5                                   4104.17
    11                   234666.68
    12                    34989.69          9754       1500000       1633.33
    13                                   22777.5       1000000       2191.29           52590.9
    15                    133113.6      44518.69                        5922
    18                    90532.33                                  15284.45            450000
    19                   118796.32       8911.58                     5333.33
    20                       44295         13525
    21                       19805       4570.17
    23                      229275       11674.5                        9000
    26                   148402.83         13802        138628       1486.09           35666.1       3958.33            142500
    28                       48890                                     20100
    31
    32                                                               1822.21           43733.1
    33                       77160         25736       5780000          1507             36157          5022            120528
    34                       65896      214639.3                     6166.67
    37                   124105.99         52262        350000          2300
    38                       90000
 38.01
 38.02
    39                                                                1865.9             44782
 39.01
 39.02
 39.03
    42                   150067.17                                   3283.33            118200
    43        676796      43320.19                       65000       1808.25            150000
    44                    62983.41                      182000        1556.5                          6218.5
    45                       33400      49613.08                     3666.67             44000
    46                       69662        639.58        400000           975
    47                                   7135.59        467800       8291.67
    48                       62020       23566.5         16666         18465
    49        608233                     1827.48
    52                       29750       6662.25       1000000        645.83             25000
    53                      133133         15757       1065000       1065.44
 53.01
 53.02
 53.03
 53.04
 53.05
    54        100000         78927                                   1112.08                         4473.72            261054
    55                       21878       12832.3                     4683.33            168600
    56                    185008.7      33513.69                        2667             64008
 56.01
 56.02
 56.03
 56.04
 56.05
    57                      165000                                   5333.33
    58                                                                   731
    65                       11861       1470.35                         439             15800          1463             52667
    66                    11214.18       2794.67
    67                    33779.79                                      2500             90000       1774.42             63879
    68                    57620.68      21873.26                        4680            112320
    69                      119157         13782                       20354
    70                    88191.67                     3628.68       6416.67
    73                       44790          6354
    75                    42154.35        631.58                     1116.67             20000
    77                    18005.02       6512.88                       864.8           31132.5
    78        125000      20027.25        1674.5         27933        316.25             11385                          125000
    79
    80         50000      14934.68       2384.42                       369.4             13300          1250             90000
    81                    58373.21       2115.83                     2791.67
    83                    19923.04       9561.04       1575000        902.09          21650.16
    84                    28853.77       6259.88                         915             32940
    86        100000      26315.91       3912.66                      977.33                                            100000
    87                       42938         29700                        4125
    88                     4572.85       3815.32        106000       1116.67
    89                    11454.96        3366.8        313906        195.73             11744          1468             52848
    90
    91                    21843.13                    287026.2        657.17                         2956.67
    93                       38268
    94                       89902      22636.67                        7253
    95        500000      14459.17          2952        200000          1085                         3544.29            127594
    96
   100
   101                       37200          2776                         512             30720
   102                    87551.34      16196.95
   103                     18943.8       1446.84                        1625
   104                     23909.2       6408.48        680000        303.63             10930       1052.57           31892.4
   105                    65952.06       5846.97                        2000
   106        150000      61563.25      78380.78        239014         769.6                         3732.56            225000
   107                       33000                                   1341.14                         3100.67
   108       2498.08      54678.19        2789.6        125000                                       2498.08
   109     103430.01      30276.41         492.8                      494.71                         3430.01
   110                    33352.59         29130                     2770.83
   111                                                                600.42             28820        2001.5             96072
   112                     18502.8      11102.22
112.01
112.02
112.03
   113                    15900.52        1680.5                      148.43                         1129.92
   115                    17242.02       3056.54                     1833.33             88000
   116                    17703.17         18672        300040       4933.67            177612
   117        3181.9      93985.58       5475.59                      748.68             44921        3181.9            190914
117.01
117.02
117.03
117.04
   119                     6987.03          7405                      288.58             17315        961.88           57712.8
   120                     25491.6      10465.24        200000        779.58                         1549.17             37180
   121                     9440.64        3142.5                         125              4500           500             18000
   122
   123        215000       6861.68       2476.74                                         10000                          215000
   124
   128                       18880        624.16                      131.25              7875         437.5             26250
   129                    23247.28       2346.48                         300             18000          1000             60000
   131                       17857       1691.84
   132                    15812.86       4127.75                      650.42             23415
   134                    19618.35       1512.88      17403.75         89.25              5355         297.5             17850
   135                     1510.13        775.86         20000         76.81                          902.75             30000
   136                     3487.02       2479.96                         212
   137
   138                    55738.76       1965.09                       187.5                           937.5
   141
   142                    26566.61          1077                         100              6000           500             30000
   143                    11323.08       3357.09                       81.91                          409.54
   145                    33749.94        4994.2                      269.83                         1349.25             32500
   147                    22285.82        3593.7                         641             15384          1854             45000
   149                     39455.6                                    686.88             20000
   150                    13864.41       1651.28
   151
   152                        8454       1226.86                      520.83
   154                                                                176.81            4243.5       1178.75             28290
   155                    16916.69       1526.25                      148.13            8887.8        493.75             29625
   156                    19245.25       1794.84                      121.75                          487.08             25000
   158                     12882.8       1425.84
   159
   160                     3456.88       1516.69
   161                     9756.39        7666.5
   163                    17809.75       1544.22
   164                     18776.1        1270.5                         187                          872.67             40000
   165
   166                     10206.7        1363.5
   167                    11060.98       1344.68
   168                                                                150.46                          468.25             35000
   169                    35988.03        888.98                      189.88                          949.38             40000
   170                     3907.02        528.92        166216         74.58              4475        496.25             29775
   171
   172                    40028.31          3190                       60.42                          302.08
   173
   174
   175                        8745       2886.24      28856.25        132.75                          885.17
   176
   177                        9835        1182.6                       102.5                          662.67
   178         60000         19222        670.84                         120              7200                           60000
   179                    15638.36
   180                    11168.61       1658.16
   181                       33568          3812                      122.92                          505.42             18195
   182                    16677.15        920.16
   183                     4932.96        583.33                      407.83
   184                    11228.52           196                      131.25                          821.92           49315.2
   185                     5733.09        133.33
   187                       16287           515
   188                     4720.08           619
   189                    19643.19           610         12960
   190                    11137.04       1264.68
   191
   192         60000      12456.65        830.84
   193                    13501.65           722
   194
   195                    22087.53        810.16                      104.17              5000           600             30000
   196                    15778.75       4191.36
   197        215000       6861.68       2476.74
   198                        1455       5062.86         22000
   199
   200                     4164.18           812                       99.33              3576        744.08             44645
   201
   202                        8440           119         50000        166.67             10000       1041.67
   203
   204                     2915.79        327.16         68640         61.45            3687.5        410.42             24625
   205                        4289       5506.56                       95.92                           511.5             15000
   206                        1928          1142
   207                    24099.24          1848
   208                     4164.84        435.33      54687.83        124.83                          462.92
   209
   210                     4568.64        571.16                      166.67
   211                     3013.92        376.84
   212                     3426.45        826.02                       66.25
   213                      830.86        737.34
   214
   215
   216                      697.68           756
   217
   218

         Monthly       Monthly       Monthly
         RE Tax        Ins.          Other         Grace     Grace
Loan #   Reserve ($)   Reserve ($)   Reserve ($)   to Late   to Default
------   -----------   -----------   -----------   -------   ----------
     4        65,208        20,808                       0            0
     7                                                   0            0
  7.01
  7.02
  7.03
  7.04
  7.05
  7.06
  7.07
  7.08
  7.09
   7.1
  7.11
  7.12
  7.13
  7.14
  7.15
  7.16
  7.17
  7.18
  7.19
   7.2
  7.21
  7.22
  7.23
  7.24
  7.25
  7.26
  7.27
  7.28
  7.29
   7.3
  7.31
  7.32
  7.33
  7.34
  7.35
  7.36
  7.37
  7.38
  7.39
   7.4
  7.41
  7.42
  7.43
  7.44
  7.45
  7.46
  7.47
  7.48
  7.49
   7.5
  7.51
  7.52
  7.53
  7.54
  7.55
  7.56
  7.57
  7.58
  7.59
   7.6
  7.61
  7.62
             56037.1      29264.57                       0            0
     9       41514.2       21957.7                       0            0
    10       14522.9       7306.87                       0            0
    11      58666.67       8073.39                       0            0
    12      11663.23        812.83                       0            0
    13      44141.06       3796.25                       0            0
    15       14790.4       5152.34                       0            0
    18      22633.08                                     0            0
    19      14849.54       4455.79                       0            0
    20         14765          2255                       0            0
    21         19805       4570.17                       0            0
    23       38212.4       5837.25                       0            0
    26      13491.17       2300.33                       0            0
    28          9778                                     0            0
    31                                                   0            0
    32      16336.86       1986.69                       0            0
    33         15432          3217                       0            0
    34         10982      20367.85                       0            0
    37      11282.36       4355.17                       0            0
    38         15000                                     0           10
 38.01
 38.02
    39                                                   0            0
 39.01
 39.02
 39.03
    42      16674.13                                     0            0
    43       21660.1          2115                       0            0
    44      10497.23       1989.08                       0            0
    45          6680       4510.28                       0            0
    46       8707.75        639.58                       0            0
    47       2749.53       2378.53                       0            0
    48         12404       3927.75          4167         0            0
    49       41156.5       1827.48                       0            0
    52          5950       1665.56                       0            0
    53       16641.6       1969.62                       0            0
 53.01
 53.02
 53.03
 53.04
 53.05
    54         13155       1543.08                       0            0
    55         10939       12832.3                       0            0
    56       22414.7       2792.81                       0            0
 56.01
 56.02
 56.03
 56.04
 56.05
    57      16287.51       9495.36                       0            0
    58                                                   0            0
    65          2965        735.18                       0            0
    66      11214.18       1397.33                       0            0
    67      11259.93       2077.83                       0            0
    68      14405.17      10936.63                       0            0
    69         20969        3445.5                       0            0
    70       8819.17       5219.92                       0            0
    73          7837          3177                       0            0
    75      14051.45        631.58                       0            0
    77       1636.82        592.08                       5            0
    78       4005.45        837.25                       0            0
    79                                                   0            0
    80       7467.34       1192.21                       0            0
    81       8339.03       2115.83                       0            0
    83       4980.76       1195.13                       0            0
    84       2623.07        569.08                       0            0
    86       8771.96       1304.22                       0            0
    87          8588          3300                       0            0
    88       2286.42       1907.66                       0            0
    89        954.58        673.36                       5            0
    90         35625       2555.65                       0            0
    91       3640.52        833.58                       0            0
    93          9567                                    10            0
    94         12843          4528                       0            0
    95       7229.58          1476                       0            0
    96                                                   0            0
   100                                                   0            0
   101          9300          1388                       0            0
   102      14591.89       2313.85                       0            0
   103       3788.76        723.42                       0            0
   104        3415.6       1068.08                       0            0
   105      10992.01       1948.99                       0            0
   106       8794.75       7125.53                       0            0
   107          5500                                     0            0
   108       7811.17         348.7                       0            0
   109      10092.14        419.83                       0            0
   110      11117.53        2427.5                       0            0
   111                                                   0            0
   112       3700.56       1233.58                       0            0
112.01
112.02
112.03
   113       3975.13        840.25                      10           10
   115       2873.67       1528.27                       0            0
   116       2529.02        1867.2                       0            0
   117      11122.43        782.23                       0            0
117.01
117.02
117.03
117.04
   119       2329.01         740.5                       0            0
   120       3186.45       5232.62                       0            0
   121       1573.44         628.5                       0            0
   122                                                   0            0
   123       1715.42        825.58                       0            0
   124                                                   0            0
   128          3776        312.08                       0            0
   129       3321.04        391.08                       0            0
   131          2551        845.92                       0            0
   132       2258.98        375.25                       5            0
   134       3923.67        378.22                       0            0
   135       1510.13        387.93                       0            0
   136       1743.51        619.99                       0            0
   137                                                   0            0
   138       8840.87        655.03                       0            0
   141                                                   0            0
   142       3795.23         179.5                       0            0
   143       1258.12       1119.03                       0            0
   145       4821.42        499.42                       0            0
   147       7428.61         326.7                       0            0
   149       7891.12                                     0            0
   150       1980.63        825.64                       0            0
   151                                                   0            0
   152          2818        613.43                       0            0
   154                                                   0            0
   155       2416.67        305.25                       0            0
   156       3849.05        897.42                       0            0
   158        1840.4        712.92                       0            0
   159                                                   0            0
   160        864.22        216.67                       0            0
   161       3252.13       1277.75                       0            0
   163       2544.25        772.11                       0            0
   164       3755.22        635.25                       0            0
   165                                                   0            0
   166        1458.1        681.75                       0            0
   167       1580.14        672.33                       0            0
   168       1717.08        426.17                       0            0
   169       3998.67        444.49                       0            0
   170        651.17        264.46                       0            0
   171                                                   0            0
   172       5718.33        265.83                       0            0
   173                                                   0            0
   174                                                   0            0
   175         874.5       1443.12                       0            0
   176                                                   0            0
   177       2458.75         591.3                       0            0
   178       2402.75        335.42                       0            0
   179       2606.42                                     0            0
   180       5584.31        829.08                       0            0
   181          4196          1906                       0            0
   182       3335.43        460.08                       0            0
   183       1644.32        583.33                       0            0
   184       1871.42           196                       0            0
   185       1911.03        133.33                       0            0
   187        2714.5         257.5                       0            0
   188       1180.02         309.5                       0            0
   189       2806.17           308                       0            0
   190       2784.26        632.34                       0            0
   191                                                   0            0
   192       2491.33        415.42                       0            0
   193       2700.33           361                       0            0
   194                                                   0            0
   195       2454.17        405.08                       0            0
   196       3155.75        523.92                      10            0
   197       1715.42        825.58                       0            0
   198           485        562.54                       0            0
   199                                                   0            0
   200        694.03           406                       0            0
   201                                                   0            0
   202          2110           119                       0            0
   203                                                   0            0
   204        971.92        163.58                       0            0
   205         857.8        458.88                       0            0
   206           482           571                       0            0
   207       4016.54           249                       0            0
   208       1041.21        217.67                       0            0
   209                                                   0            0
   210       1142.16        285.58                       0            0
   211       1004.64        188.42                       0            0
   212       1142.15        413.01                       0            0
   213        415.43        368.67                       0            0
   214                                                   0            0
   215                                                   0            0
   216        232.56            84                       0            0
   217                                                   0            0
   218                                                   0            0